UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05742
                                   811-07885

Name of Fund: Index Equity Portfolio of BlackRock Funds
              Master S&P 500 Index Series of Quantitative Master Series LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer,
      Index Equity Portfolio of BlackRock Funds and Master S&P 500 Index Series of Quantitative Master Series LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2008

Date of reporting period: 01/01/2008 - 06/30/2008

Item 1 - Report to Stockholders

EQUITIES   FIXED INCOME   REAL ESTATE
LIQUIDITY  ALTERNATIVES   BLACKROCK SOLUTIONS

BlackRock Index                                                        BLACKROCK
Equity Portfolio
OF BLACKROCK FUNDS

SEMI-ANNUAL REPORT
JUNE 30, 2008 | (UNAUDITED)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

Table of Contents
================================================================================
                                                                            Page
--------------------------------------------------------------------------------
A Letter to Shareholders ...................................................   3
Semi-Annual Report:
Portfolio Summary ..........................................................   4
About Portfolio Performance ................................................   6
Disclosure of Expenses .....................................................   6
Portfolio Financial Statements:
  Statement of Assets and Liabilities ......................................   7
  Statement of Operations ..................................................   8
  Statements of Changes in Net Assets ......................................   9
Portfolio Financial Highlights .............................................  10
Portfolio Notes to Financial Statements ....................................  15
Series Portfolio Information ...............................................  19
Series Financial Statements:
  Summary Schedule of Investments ..........................................  20
  Statement of Assets and Liabilities ......................................  24
  Statement of Operations ..................................................  25
  Statements of Changes in Net Assets ......................................  26
Series Financial Highlights ................................................  26
Series Notes to Financial Statements .......................................  27
Disclosure of Investment Advisory Agreement and Subadvisory Agreement ......  29
Officers and Directors .....................................................  33
Additional Information .....................................................  33
Mutual Fund Family .........................................................  35


2       BLACKROCK INDEX EQUITY PORTFOLIO              JUNE 30, 2008

A Letter to Shareholders

Dear Shareholder

Throughout the past year, investors were overwhelmed by lingering credit and financial market troubles, surging oil prices and more recently, renewed inflation concerns. Healthy nonfinancial corporate profits and robust exporting activity remained among the few bright spots, helping the economy to grow at a modest, but still positive, pace.

The Federal Reserve Board (the "Fed") has been aggressive in its attempts to stoke economic growth and ease financial market instability. In addition to slashing the target federal funds rate 325 basis points (3.25%) between September 2007 and April 2008, the central bank introduced the new Term Securities Lending Facility, granted broker-dealers access to the discount window and used its own balance sheet to help negotiate the sale of Bear Stearns. As widely anticipated, the end of the period saw a pause in Fed action, as the central bank held the target rate steady at 2.0% amid rising inflationary pressures.

As the Fed's bold response to the financial crisis helped ease credit turmoil and investor anxiety, U.S. equity markets sank sharply over the last six months, notwithstanding a brief rally in the spring. International markets were not immune to the tumult, with most regions also registering declines.

Treasury securities also traded in a volatile fashion, but generally rallied (yields fell as prices correspondingly rose), with investors continuing to seek safety as part of a broader flight to quality. The yield on 10-year Treasury issues, which fell to 3.34% in March 2008, climbed up to the 4.20% range in mid-June as investors temporarily shifted out of Treasury issues in favor of riskier assets (such as stocks and other high-quality fixed income sectors), then reversed course and declined to 3.99% by period-end when credit fears re-emerged.

Tax-exempt issues eked out gains for the reporting period, but underperformed their taxable counterparts, as the group continued to be pressured by problems among municipal bond insurers and the breakdown in the market for auction rate securities.

The major benchmark indexes generated results that largely reflected heightened investor risk aversion:

Total Returns as of June 30, 2008                                                         6-month      12-month
===============================================================================================================
U.S. equities (S&P 500 Index)                                                             (11.91)%      (13.12)%
---------------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                               (9.37)%      (16.19)%
---------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                         (10.96)%      (10.61)%
---------------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers U.S. Aggregate Index)                                         1.13%         7.12%
---------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                              0.02%         3.23%
---------------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index)        (1.08)%       (1.74)%
---------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As you navigate today's volatile markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more up-to-date commentary on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,


/s/ Rob Kapito

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

Portfolio Summary

Portfolio Management Commentary

      How did the Portfolio perform?

o During the six months ended June 30, 2008, the Portfolio, through its investment in Master S&P 500 Index Series, generated returns that were comparable, before fees and expenses, to that of the benchmark Standard & Poor's ("S&P") 500 Index. Returns, after fees and expenses, for the Portfolio's respective share classes trailed the benchmark approximately by the amount of such classes' respective share-class fees and expenses.

      Describe the market environment.

o U.S. equity markets endured a remarkably difficult first six months of 2008, with most indexes finishing in negative territory against a backdrop of slowing economic growth, continued credit market strains and rising food and energy prices.

o The predominant issues dominating financial headlines throughout most of 2007 -- problems with subprime mortgages and the resulting credit crunch -- intensified during the first quarter of 2008. Credit availability continued to contract, culminating in the dramatic collapse of Bear Stearns in mid-March. Fears of economic recession, combined with a rapidly sinking dollar and surging commodities prices, caused investors to grow increasingly risk-averse as they dumped stocks in favor of safer alternatives, such as U.S. Treasury issues. In the end, U.S. stocks posted their worst quarterly return since 2002.

o After a grueling first quarter, the second quarter brought some reprieve, as U.S. equities rallied in April and May on expectations that accommodative Fed action, fiscal stimulus and the bailout of Bear Stearns signified that the worst had passed. Unfortunately, these gains quickly evaporated, as crude oil topped $140 per barrel, consumer confidence plummeted, inflation concerns resurfaced and news of additional write-downs and capital raising in the financials sector tempered investor optimism.

o For the six months, large-cap stocks trailed their small-cap counterparts, as the S&P 500 Index returned (11.91)%, while the small cap S&P 600 Index returned (7.09)%. Within the S&P 500 Index, the growth style of investing significantly outperformed the value style for the period.

o Turning to sector performance, energy (+8.88%) and materials (+1.26%) were the only sectors to post positive returns, while financials (-29.73%), telecommunication services (-17.30%) and industrials (-13.65%) were the weakest performers.

      Describe recent portfolio activity.

o Throughout the semi-annual period, as changes were made to the composition of the S&P 500 Index, the Series purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark.

      Describe portfolio positioning at period-end.

o In keeping with its investment objective, the Series remains positioned to match the risk characteristics of its benchmark, irrespective of the market's future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Expense Example

                                                Actual                                           Hypothetical 2
                      -----------------------------------------------------    -----------------------------------------------------
                         Beginning         Ending                                 Beginning         Ending
                       Account Value    Account Value     Expenses Paid         Account Value    Account Value     Expenses Paid
                      January 1, 2008   June 30, 2008   During the Period 1    January 1, 2008   June 30, 2008   During the Period 1
------------------------------------------------------------------------------------------------------------------------------------
Institutional ....      $   1,000        $  880.10          $    0.79              $   1,000        $1,024.05        $    0.86
Service ..........      $   1,000        $  879.00          $    1.64              $   1,000        $1,023.16        $    1.76
Investor A .......      $   1,000        $  879.10          $    1.73              $   1,000        $1,023.06        $    1.86
Investor B .......      $   1,000        $  875.30          $    5.74              $   1,000        $1,018.78        $    6.17
Investor C .......      $   1,000        $  875.50          $    5.50              $   1,000        $1,019.03        $    5.92
------------------------------------------------------------------------------------------------------------------------------------

1 For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.17% for Institutional, 0.35% for Service, 0.37% for Investor A, 1.23% for Investor B and 1.18% for Investor C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the period shown). Because the Portfolio is a feeder fund, the expense table example reflects the expense of both the feeder fund and the master fund in which it invests.
2 Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal period divided by 366.

      See "Disclosure of Expenses" on page 6 for further information on how expenses were calculated.


4       BLACKROCK INDEX EQUITY PORTFOLIO              JUNE 30, 2008

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional and Investor A Shares compared to growth of an investment in the S&P 500(R) Index. Values are from June 1998 to June 2008.

                              Institutional        Investor A         S&P 500(R)
                                Shares(1,2)       Shares(1,2)           Index(3)
6/98                                $10,000           $ 9,700            $10,000
6/99                                $12,244           $11,816            $12,276
6/00                                $13,095           $12,563            $13,165
6/01                                $11,152           $10,632            $11,213
6/02                                $ 9,124           $ 8,647            $ 9,196
6/03                                $ 9,131           $ 8,604            $ 9,219
6/04                                $10,860           $10,173            $10,981
6/05                                $11,533           $10,761            $11,675
6/06                                $12,520           $11,648            $12,683
6/07                                $15,091           $14,011            $15,294
6/07                                $13,099           $12,137            $13,287

1 Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
2 The Portfolio currently invests all of its assets in Master S&P 500 Index Series (the "Series") of Quantitative Master Series LLC. The Series' investments are allocated among common stocks in approximately the same weightings as the S&P 500 Index.
3 This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a registered trademark of the McGraw-Hill Companies.

Performance Summary for the Period Ended June 30, 2008

                                                                                  Average Annual Total Returns1
                                                           -------------------------------------------------------------------------
                                                                  1 Year                     5 Years                  10 Years
                                                           --------------------       --------------------      --------------------
                                           6-Month         w/o sales    w/sales       w/o sales    w/sales      w/o sales    w/sales
                                        Total Returns       charge      charge         charge      charge        charge      charge
------------------------------------------------------------------------------------------------------------------------------------
Institutional ...................          (11.99)%         (13.20)%        --          7.48%         --           2.74%        --
Service .........................          (12.10)          (13.32)         --          7.17          --           2.38         --
Investor A ......................          (12.09)          (13.37)     (15.97)%        7.12        6.47%          2.27       1.96%
Investor B ......................          (12.47)          (14.12)     (17.95)         6.27        5.96           1.66       1.66
Investor C ......................          (12.45)          (14.10)     (14.95)         6.28        6.28           1.49       1.49
S&P 500 Index ...................          (11.91)          (13.12)         --          7.58          --           2.88         --
------------------------------------------------------------------------------------------------------------------------------------

1 Assuming maximum sales charges. See "About Portfolio Performance" on page 6 for a detailed description of share classes, including any related sales charges and fees.

      Past performance is not indicative of future results.


            BLACKROCK INDEX EQUITY PORTFOLIO              JUNE 30, 2008       5

About Portfolio Performance

o Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Service Shares are not subject to any sales charge. Service Shares are subject to a service fee of 0.15% per year (but no distribution fee) and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 3% and a service fee of 0.15% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50%, declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.15% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.15% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. The Portfolio may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance data does not reflect this potential fee. Figures shown in each of the performance tables on page 5 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Portfolio's administrator waived a portion of its fee. Without such waiver, the Portfolio's returns would have been lower.

Disclosure of Expenses

Shareholders of this Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses, including administration fees, distribution fees including 12b-1 fees, and other Portfolio expenses. The expense example on page 4 (which is based on a hypothetical investment of $1,000 invested on January 1, 2008 and held through June 30, 2008) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical information is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


6       BLACKROCK INDEX EQUITY PORTFOLIO              JUNE 30, 2008

Statement of Assets and Liabilities             BlackRock Index Equity Portfolio

June 30, 2008 (Unaudited)
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
Investment at value -- Master S&P 500 Index Series (the "Series") (cost -- $968,874,842) ...........................  $ 812,386,463
Series interest sold receivable ....................................................................................      1,408,154
Capital shares sold receivable .....................................................................................        399,934
Prepaid expenses ...................................................................................................         55,139
                                                                                                                      -------------
Total assets .......................................................................................................    814,249,690
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
Capital shares redeemed payable ....................................................................................  $   1,808,088
Distribution fees payable ..........................................................................................        149,107
Administration fees payable ........................................................................................         73,280
Other affiliates payable ...........................................................................................         56,914
Income dividends payable ...........................................................................................            614
Officer's and Directors' fees payable ..............................................................................            178
Other accrued expenses payable .....................................................................................        188,130
                                                                                                                      -------------
Total liabilities ..................................................................................................      2,276,311
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Net assets .........................................................................................................  $ 811,973,379
                                                                                                                      =============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Shares, $0.001 par value, unlimited number of shares authorized ......................................  $      16,718
Service Shares, $0.001 par value, unlimited number of shares authorized ............................................            896
Investor A Shares, $0.001 par value, unlimited number of shares authorized .........................................          9,102
Investor B Shares, $0.001 par value, unlimited number of shares authorized .........................................          1,313
Investor C Shares, $0.001 par value, unlimited number of shares authorized .........................................          5,112
Paid-in capital in excess of par ...................................................................................    550,286,587
Undistributed net investment income ................................................................................      3,869,411
Accumulated net realized gain allocated from the Series ............................................................    414,272,619
Net unrealized appreciation/depreciation allocated from the Series .................................................   (156,488,379)
                                                                                                                      -------------
Net assets .........................................................................................................  $ 811,973,379
                                                                                                                      =============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
Institutional -- Based on net assets of $412,700,569 and 16,717,932 shares outstanding .............................  $       24.69
                                                                                                                      =============
Service -- Based on net assets of $21,956,856 and 895,686 shares outstanding .......................................  $       24.51
                                                                                                                      =============
Investor A -- Based on net assets of $222,939,327 and 9,102,239 shares outstanding .................................  $       24.49
                                                                                                                      =============
Investor B -- Based on net assets of $31,618,922 and 1,313,014 shares outstanding ..................................  $       24.08
                                                                                                                      =============
Investor C -- Based on net assets of $122,757,705 and 5,111,778 shares outstanding .................................  $       24.01
                                                                                                                      =============

See Notes to Financial Statements.


            BLACKROCK INDEX EQUITY PORTFOLIO              JUNE 30, 2008       7

Statement of Operations                         BlackRock Index Equity Portfolio

Six Months Ended June 30, 2008 (Unaudited)
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income allocated from the Series:
    Dividends ......................................................................................................  $   8,963,508
    Securities lending .............................................................................................        299,354
    Interest from affiliates .......................................................................................         41,657
    Expenses .......................................................................................................       (165,209)
                                                                                                                      -------------
Total income .......................................................................................................      9,139,310
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Administration .....................................................................................................        418,736
Service -- Service .................................................................................................         17,474
Service -- Investor A ..............................................................................................        183,443
Service and distribution -- Investor B .............................................................................        170,893
Service and distribution -- Investor C .............................................................................        605,150
Transfer agent -- Institutional ....................................................................................         12,154
Transfer agent -- Service ..........................................................................................          5,165
Transfer agent -- Investor A .......................................................................................         71,692
Transfer agent -- Investor B .......................................................................................         48,933
Transfer agent -- Investor C .......................................................................................         90,681
Printing ...........................................................................................................         79,164
Professional .......................................................................................................         40,778
Registration .......................................................................................................         21,338
Officer and Directors ..............................................................................................            178
Miscellaneous ......................................................................................................          2,935
                                                                                                                      -------------
Total expenses .....................................................................................................      1,768,714
Less fees waived by administrator ..................................................................................        (36,614)
                                                                                                                      -------------
Total expenses after waiver ........................................................................................      1,732,100
                                                                                                                      -------------
Net investment income ..............................................................................................      7,407,210
                                                                                                                      -------------
===================================================================================================================================
Realized and Unrealized Gain (Loss) Allocated from the Series
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from:
    Investments ....................................................................................................      8,447,782
    Futures ........................................................................................................        (96,135)
                                                                                                                      -------------
                                                                                                                          8,351,647
                                                                                                                      -------------
Net change in unrealized appreciation/depreciation on investments and futures ......................................   (131,042,077)
                                                                                                                      -------------
Total realized and unrealized loss .................................................................................   (122,690,430)
                                                                                                                      -------------
Net Decrease in Net Assets Resulting from Operations ...............................................................  $(115,283,220)
                                                                                                                      =============

See Notes to Financial Statements.


8       BLACKROCK INDEX EQUITY PORTFOLIO              JUNE 30, 2008

Statements of Changes in Net Assets             BlackRock Index Equity Portfolio

                                                                                  Six Months
                                                                                     Ended             Period
                                                                                   June 30,        October 1, 2007      Year Ended
                                                                                     2008          to December 31,     September 30,
Increase (Decrease) in Net Assets:                                                (Unaudited)           2007               2007
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income ........................................................  $     7,407,210   $     4,147,964   $    17,143,544
Net realized gain (loss) .....................................................        8,351,647       (25,510,279)      735,306,429
Net change in unrealized appreciation/depreciation ...........................     (131,042,077)      (12,772,754)     (592,655,572)
                                                                                ---------------------------------------------------
Net increase (decrease) in net assets resulting from operations ..............     (115,283,220)      (34,135,069)      159,794,401
                                                                                ---------------------------------------------------
===================================================================================================================================
Dividends to Shareholders From
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income:
    Institutional ............................................................       (2,579,252)       (6,325,075)       (5,030,661)
    Service ..................................................................         (128,924)         (388,257)         (346,097)
    Investor A ...............................................................       (1,344,881)       (3,330,287)       (2,790,854)
    Investor B ...............................................................         (117,796)         (223,933)         (341,372)
    Investor C ...............................................................         (472,238)         (932,479)         (916,013)
                                                                                ---------------------------------------------------
Decrease in net assets resulting from dividends to shareholders ..............       (4,643,091)      (11,200,031)       (9,424,997)
                                                                                ---------------------------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets derived from capital share transactions ...........      (33,547,113)      (22,476,080)     (194,817,053)
                                                                                ---------------------------------------------------
===================================================================================================================================
Redemption Fee
-----------------------------------------------------------------------------------------------------------------------------------
Redemption fee ...............................................................               --                --            35,030
                                                                                ---------------------------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total decrease in net assets .................................................     (153,473,424)      (67,811,180)      (44,412,619)
Beginning of period ..........................................................      965,446,803     1,033,257,983     1,077,670,602
                                                                                ---------------------------------------------------
End of period ................................................................  $   811,973,379   $   965,446,803   $ 1,033,257,983
                                                                                ===================================================
End of period undistributed net investment income ............................  $     3,869,411   $     1,105,292   $     8,157,359
                                                                                ===================================================

See Notes to Financial Statements.


            BLACKROCK INDEX EQUITY PORTFOLIO              JUNE 30, 2008       9

Financial Highlights                            BlackRock Index Equity Portfolio

                                                                                  Institutional
                                           --------------------------------------------------------------------------------------
                                           Six Months
                                              Ended       Period
                                            June 30,   Oct. 1, 2007                     Year Ended September 30,
                                              2008      to Dec. 31,  ------------------------------------------------------------
                                           (Unaudited)     2007        2007         2006         2005         2004         2003
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..... $  28.22     $  29.58     $  25.70     $  23.63     $  21.49     $  19.19     $  15.69
                                           --------------------------------------------------------------------------------------
Net investment income ....................     0.26 1       0.14 1       0.52 1       0.44 1       0.45 1       0.34 1       0.30
Net realized and unrealized gain (loss) ..    (3.63)       (1.11)        3.64 2       2.08 2       2.15 2       2.29 2       3.48
                                           --------------------------------------------------------------------------------------
Net increase (decrease) from investment
  operations .............................    (3.37)       (0.97)        4.16         2.52         2.60         2.63         3.78
                                           --------------------------------------------------------------------------------------
Dividends from net investment income .....    (0.16)       (0.39)       (0.28)       (0.45)       (0.46)       (0.33)       (0.28)
                                           --------------------------------------------------------------------------------------
Net asset value, end of period ........... $  24.69     $  28.22     $  29.58     $  25.70     $  23.63     $  21.49     $  19.19
                                           ======================================================================================
=================================================================================================================================
Total Investment Return 8
---------------------------------------------------------------------------------------------------------------------------------
Based on net asset value .................   (11.99)% 3    (3.28)% 3    16.27%       10.75%       12.17%       13.71%       24.20%
                                           ======================================================================================
=================================================================================================================================
Ratios to Average Net Assets 4
---------------------------------------------------------------------------------------------------------------------------------
Total expenses after waiver ..............     0.17% 5      0.15% 5      0.17%        0.18%        0.18%        0.18%        0.18%
                                           ======================================================================================
Total expenses ...........................     0.17% 5      0.16% 5      0.18%        0.26%        0.37%        0.36%        0.37%
                                           ======================================================================================
Net investment income ....................     1.96% 5      1.89% 5      1.89%        1.81%        1.95%        1.56%        1.63%
                                           ======================================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000) .......... $412,701     $464,166     $491,201     $474,801     $595,050     $546,947     $618,249
                                           ======================================================================================
Portfolio turnover from the Series .......        4%           4%           1% 6         4% 7         7% 7         2% 7        10% 7
                                           ======================================================================================

1     Based on average shares outstanding.
2     Includes a redemption fee, which is less than $0.01 per share.
3     Aggregate total investment return.
4 Includes the Portfolio's share of the Series' (for the period June 4, 2007 to September 30, 2007) and The U.S. Large Company Series (the "Master") (for the years ended 2003 - 2006 and the period October 1, 2006 to June 3,
      2007) allocated expenses and/or net investment income.
5     Annualized.
6 Represents the portfolio turnover of the Series for the period June 4, 2007 to September 30, 2007.
7 Represents the portfolio turnover of the Master for the periods December 1, 2005 to September 30, 2006, December 1, 2004 to September 30, 2005, December 1, 2003 to September 30, 2004 and December 1, 2002 to September 30, 2003, respectively.
8     Total investment returns exclude the effects of any sales charges.

See Notes to Financial Statements.


10       BLACKROCK INDEX EQUITY PORTFOLIO              JUNE 30, 2008

Financial Highlights (continued)                BlackRock Index Equity Portfolio

                                                                                  Service
                                           --------------------------------------------------------------------------------------
                                           Six Months
                                              Ended       Period
                                            June 30,   Oct. 1, 2007                     Year Ended September 30,
                                              2008      to Dec. 31,  ------------------------------------------------------------
                                           (Unaudited)     2007        2007         2006         2005         2004         2003
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..... $  28.04     $  29.37     $  25.53     $  23.48     $  21.35     $  19.08     $  15.62
                                           --------------------------------------------------------------------------------------
Net investment income ....................     0.23 1       0.14 1       0.46 1       0.37 1       0.37 1       0.25 1       0.21
Net realized and unrealized gain (loss) ..    (3.62)       (1.11)        3.64 2       2.06 2       2.13 2       2.27 2       3.47
                                           --------------------------------------------------------------------------------------
Net increase (decrease) from investment
  operations .............................    (3.39)       (0.97)        4.10         2.43         2.50         2.52         3.68
                                           --------------------------------------------------------------------------------------
Dividends from net investment income .....    (0.14)       (0.36)       (0.26)       (0.38)       (0.37)       (0.25)       (0.22)
                                           --------------------------------------------------------------------------------------
Net asset value, end of period ........... $  24.51     $  28.04     $  29.37     $  25.53     $  23.48     $  21.35     $  19.08
                                           ======================================================================================
=================================================================================================================================
Total Investment Return
---------------------------------------------------------------------------------------------------------------------------------
Based on net asset value .................   (12.10)% 3    (3.28)% 3    16.12%       10.42%       11.78%       13.20%       23.68%
                                           ======================================================================================
=================================================================================================================================
Ratios to Average Net Assets 4
---------------------------------------------------------------------------------------------------------------------------------
Total expenses after waiver ..............     0.35% 5      0.16% 5      0.33%        0.46%        0.55%        0.56%        0.61%
                                           ======================================================================================
Total expenses ...........................     0.36% 5      0.17% 5      0.34%        0.49%        0.60%        0.67%        0.67%
                                           ======================================================================================
Net investment income ....................     1.77% 5      1.84% 5      1.70%        1.53%        1.62%        1.17%        1.19%
                                           ======================================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000) .......... $ 21,957     $ 26,177     $ 35,719     $ 44,765     $ 68,637     $ 74,641     $ 72,505
                                           ======================================================================================
Portfolio turnover from the Series .......        4%           4%           1% 6         4% 7         7% 7         2% 7        10% 7
                                           ======================================================================================

1     Based on average shares outstanding.
2     Includes a redemption fee, which is less than $0.01 per share.
3     Aggregate total investment return.
4 Includes the Portfolio's share of the Series' (for the period June 4, 2007 to September 30, 2007) and The U.S. Large Company Series (the "Master") (for the years ended 2003 - 2006 and the period October 1, 2006 to June 3,
      2007) allocated expenses and/or net investment income.
5     Annualized.
6 Represents the portfolio turnover of the Series for the period June 4, 2007 to September 30, 2007.
7 Represents the portfolio turnover of the Master for the periods December 1, 2005 to September 30, 2006, December 1, 2004 to September 30, 2005, December 1, 2003 to September 30, 2004 and December 1, 2002 to September 30, 2003, respectively.

See Notes to Financial Statements.


            BLACKROCK INDEX EQUITY PORTFOLIO              JUNE 30, 2008       11

Financial Highlights (continued)                BlackRock Index Equity Portfolio

                                                                               Investor A
                                           --------------------------------------------------------------------------------------
                                           Six Months
                                              Ended       Period
                                            June 30,   Oct. 1, 2007                     Year Ended September 30,
                                              2008      to Dec. 31,  ------------------------------------------------------------
                                           (Unaudited)     2007        2007         2006         2005         2004         2003
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..... $  28.01     $  29.34     $  25.52     $  23.46     $  21.34     $  19.07     $  15.62
                                           --------------------------------------------------------------------------------------
Net investment income ....................     0.23 1       0.12 1       0.47 1       0.38 1       0.36 1       0.22 1       0.18
Net realized and unrealized gain (loss) ..    (3.61)       (1.10)        3.60 2       2.07 2       2.13 2       2.28 2       3.46
                                           --------------------------------------------------------------------------------------
Net increase (decrease) from investment
  operations .............................    (3.38)       (0.98)        4.07         2.45         2.49         2.50         3.64
                                           --------------------------------------------------------------------------------------
Dividends from net investment income .....    (0.14)       (0.35)       (0.25)       (0.39)       (0.37)       (0.23)       (0.19)
                                           --------------------------------------------------------------------------------------
Net asset value, end of period ........... $  24.49     $  28.01     $  29.34     $  25.52     $  23.46     $  21.34     $  19.07
                                           ======================================================================================
=================================================================================================================================
Total Investment Return 3
---------------------------------------------------------------------------------------------------------------------------------
Based on net asset value .................   (12.09)% 4    (3.34)% 4    16.01%       10.52%       11.75%       13.10%       23.41%
                                           ======================================================================================
=================================================================================================================================
Ratios to Average Net Assets 5
---------------------------------------------------------------------------------------------------------------------------------
Total expenses after waiver ..............     0.37% 6      0.36% 6      0.37%        0.42%        0.55%        0.70%        0.79%
                                           ======================================================================================
Total expenses ...........................     0.37% 6      0.37% 6      0.37%        0.54%        0.70%        0.84%        0.85%
                                           ======================================================================================
Net investment income ....................     1.75% 6      1.68% 6      1.69%        1.57%        1.59%        1.04%        1.01%
                                           ======================================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000) .......... $222,939     $272,771     $284,761     $287,288     $296,266     $312,606     $281,505
                                           ======================================================================================
Portfolio turnover from the Series .......        4%           4%           1% 7         4% 8         7% 8         2% 8        10% 8
                                           ======================================================================================

1     Based on average shares outstanding.
2     Includes a redemption fee, which is less than $0.01 per share.
3     Total investment returns exclude the effects of any sales charges.
4     Aggregate total investment return.
5 Includes the Portfolio's share of the Series' (for the period June 4, 2007 to September 30, 2007) and The U.S. Large Company Series (the "Master") (for the years ended 2003 - 2006 and the period October 1, 2006 to June 3,
      2007) allocated expenses and/or net investment income.
6     Annualized.
7 Represents the portfolio turnover of the Series for the period June 4, 2007 to September 30, 2007.
8 Represents the portfolio turnover of the Master for the periods December 1, 2005 to September 30, 2006, December 1, 2004 to September 30, 2005, December 1, 2003 to September 30, 2004 and December 1, 2002 to September 30, 2003, respectively.

See Notes to Financial Statements.


12       BLACKROCK INDEX EQUITY PORTFOLIO              JUNE 30, 2008

Financial Highlights (continued)                BlackRock Index Equity Portfolio

                                                                                Investor B
                                           --------------------------------------------------------------------------------------
                                           Six Months
                                              Ended       Period
                                            June 30,   Oct. 1, 2007                     Year Ended September 30,
                                              2008      to Dec. 31,  ------------------------------------------------------------
                                           (Unaudited)     2007        2007         2006         2005         2004         2003
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..... $  27.60     $  28.75     $  25.09     $  23.06     $  20.98     $  18.75     $  15.35
                                           --------------------------------------------------------------------------------------
Net investment income ....................     0.11 1       0.06 1       0.24 1       0.18 1       0.19 1       0.06 1       0.04
Net realized and unrealized gain (loss) ..    (3.55)       (1.08)        3.55 2       2.03 2       2.09 2       2.24 2       3.42
                                           --------------------------------------------------------------------------------------
Net increase (decrease) from investment
  operations .............................    (3.44)       (1.02)        3.79         2.21         2.28         2.30         3.46
                                           --------------------------------------------------------------------------------------
Dividends from net investment income .....    (0.08)       (0.13)       (0.13)       (0.18)       (0.20)       (0.07)       (0.06)
                                           --------------------------------------------------------------------------------------
Net asset value, end of period ........... $  24.08     $  27.60     $  28.75     $  25.09     $  23.06     $  20.98     $  18.75
                                           ======================================================================================
=================================================================================================================================
Total Investment Return 3
---------------------------------------------------------------------------------------------------------------------------------
Based on net asset value .................   (12.47)% 4    (3.55)% 4    15.13%        9.62%       10.89%       12.25%       22.59%
                                           ======================================================================================
=================================================================================================================================
Ratios to Average Net Assets 5
---------------------------------------------------------------------------------------------------------------------------------
Total expenses after waiver ..............     1.23% 6       1.17% 6     1.19%        1.23%        1.31%        1.46%        1.54%
                                           ======================================================================================
Total expenses ...........................     1.24% 6       1.24% 6     1.21%        1.34%        1.35%        1.50%        1.59%
                                           ======================================================================================
Net investment income ....................     0.89% 6       0.86% 6     0.88%        0.76%        0.86%        0.28%        0.27%
                                           ======================================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000) .......... $ 31,619     $ 48,002     $ 56,503     $ 91,683     $136,878     $177,754     $192,614
                                           ======================================================================================
Portfolio turnover from the Series .......        4%           4%           1% 7         4% 8         7% 8         2% 8        10% 8
                                           ======================================================================================


1     Based on average shares outstanding.
2     Includes a redemption fee, which is less than $0.01 per share.
3     Total investment returns exclude the effects of any sales charges.
4     Aggregate total investment return.
5 Includes the Portfolio's share of the Series' (for the period June 4, 2007 to September 30, 2007) and The U.S. Large Company Series (the "Master") (for the years ended 2003 - 2006 and the period October 1, 2006 to June 3,
      2007) allocated expenses and/or net investment income.
6     Annualized.
7 Represents the portfolio turnover of the Series for the period June 4, 2007 to September 30, 2007.
8 Represents the portfolio turnover of the Master for the periods December 1, 2005 to September 30, 2006, December 1, 2004 to September 30, 2005, December 1, 2003 to September 30, 2004 and December 1, 2002 to September 30, 2003, respectively.

See Notes to Financial Statements.


            BLACKROCK INDEX EQUITY PORTFOLIO              JUNE 30, 2008       13

Financial Highlights (concluded)                BlackRock Index Equity Portfolio

                                                                                 Investor C
                                           --------------------------------------------------------------------------------------
                                           Six Months
                                              Ended       Period
                                            June 30,   Oct. 1, 2007                     Year Ended September 30,
                                              2008      to Dec. 31,  ------------------------------------------------------------
                                           (Unaudited)     2007        2007         2006         2005         2004         2003
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..... $  27.52     $  28.71     $  25.07     $  23.05     $  20.97     $  18.74     $  15.35
                                           --------------------------------------------------------------------------------------
Net investment income ....................     0.12 1       0.06 1       0.24 1       0.18 1       0.19 1       0.06 1       0.04
Net realized and unrealized gain (loss) ..    (3.54)       (1.08)        3.55 2       2.03 2       2.09 2       2.24 2       3.41
                                           --------------------------------------------------------------------------------------
Net increase (decrease) from investment
  operations .............................    (3.42)       (1.02)        3.79         2.21         2.28         2.30         3.45
                                           --------------------------------------------------------------------------------------
Dividends from net investment income .....    (0.09)       (0.17)       (0.15)       (0.19)       (0.20)       (0.07)       (0.06)
                                           --------------------------------------------------------------------------------------
Net asset value, end of period ........... $  24.01     $  27.52     $  28.71     $  25.07     $  23.05     $  20.97     $  18.74
                                           ======================================================================================
=================================================================================================================================
Total Investment Return 3
---------------------------------------------------------------------------------------------------------------------------------
Based on net asset value .................   (12.45)% 4    (3.56)% 4    15.13%        9.61%       10.90%       12.26%       22.52%
                                           ======================================================================================
=================================================================================================================================
Ratios to Average Net Assets 5
---------------------------------------------------------------------------------------------------------------------------------
Total expenses after waiver ..............     1.18% 6      1.17% 6      1.17%        1.23%        1.31%        1.46%        1.54%
                                           ======================================================================================
Total expenses ...........................     1.19% 6      1.17% 6      1.17%        1.27%        1.35%        1.50%        1.59%
                                           ======================================================================================
Net investment income ....................     0.93% 6      0.87% 6      0.89%        0.76%        0.86%        0.28%        0.27%
                                           ======================================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000) .......... $122,758     $154,330     $165,075     $179,134     $228,276     $279,130     $297,835
                                           ======================================================================================
Portfolio turnover from the Series .......        4%           4%           1% 7         4% 8         7% 8         2% 8        10% 8
                                           ======================================================================================

1     Based on average shares outstanding.
2     Includes a redemption fee, which is less than $0.01 per share.
3     Total investment returns exclude the effects of any sales charges.
4     Aggregate total investment return.
5 Includes the Portfolio's share of the Series' (for the period June 4, 2007 to September 30, 2007) and The U.S. Large Company Series (the "Master") (for the years ended 2003 - 2006 and the period October 1, 2006 to June 3,
      2007) allocated expenses and/or net investment income.
6     Annualized.
7 Represents the portfolio turnover of the Series for the period June 4, 2007 to September 30, 2007.
8 Represents the portfolio turnover of the Master for the periods December 1, 2005 to September 30, 2006, December 1, 2004 to September 30, 2005, December 1, 2003 to September 30, 2004 and December 1, 2002 to September 30, 2003, respectively.


See Notes to Financial Statements.


14       BLACKROCK INDEX EQUITY PORTFOLIO              JUNE 30, 2008

Notes to Financial Statements (Unaudited)       BlackRock Index Equity Portfolio

1. Significant Accounting Policies:

BlackRock Index Equity Portfolio (the "Portfolio"), a part of BlackRock FundsSM (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Portfolio seeks to achieve its investment objective by investing all of its assets in Master S&P 500 Index Series (the "Series") of Quantitative Master Series LLC. The value of the Portfolio's investment in the Series reflects the Portfolio's proportionate interest in the net assets of the Series. The performance of the Portfolio is directly affected by the performance of the Series. The financial statements of the Series, including the Summary Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Portfolio's financial statements. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Series owned by the Portfolio at June 30, 2008 was 25.7%. The Portfolio offers multiple classes of shares. Institutional and Service shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the
Portfolio:

Valuation of Investments: The Portfolio records its investment in the Series at fair value. Valuation of securities held by the Series is discussed in Note 1 of the Series' Notes to Financial Statements, which are included elsewhere in this report.

Effective January 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

o Level 1 -- price quotations in active markets/exchanges for identical securities

o Level 2 -- other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

o Level 3 -- unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio's own assumption used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of June 30, 2008 in determining the fair valuation of the Portfolio's investments:

--------------------------------------------------------------------------------
                                                                  Investments in
Valuation Inputs                                                    Securities
--------------------------------------------------------------------------------
Level 1 ..........................................................            --
Level 2 ..........................................................  $812,386,463
Level 3 ..........................................................            --
--------------------------------------------------------------------------------
Total                                                               $812,386,463
                                                                    ============

Investment Transactions and Net Investment Income: Investment transactions in the Series are accounted for on a trade date basis. The Portfolio records daily its proportionate share of the Series' income, expenses and realized and unrealized gains and losses. In addition, the Portfolio accrues its own expenses. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions to Shareholders: Dividends and distributions paid by the Portfolio are recorded on the ex-dividend dates.

Income Taxes: It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Portfolio's U.S. federal tax returns remains open for the years ended December 31, 2004 through December 31, 2006. The statutes of limitations on the Portfolio's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" ("FAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments


            BLACKROCK INDEX EQUITY PORTFOLIO              JUNE 30, 2008       15

Notes to Financial Statements (continued)       BlackRock Index Equity Portfolio

affect an entity's results of operations and financial position. The impact on the Portfolio's financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Portfolio or its classes are charged to that Portfolio or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Portfolio are allocated daily to each class based on its relative net assets.

2. Transactions with Affiliates:

The Fund, on behalf of the Portfolio, has entered into an Administration Agreement with BlackRock Advisors, LLC and State Street Bank and Trust Company (collectively, the "Administrator"). Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. ("PNC") are principal owners of BlackRock, Inc.

The Portfolio pays the Administrator a monthly fee based upon the average daily value of the Portfolio's net assets at the following annual rates for the performance of administrative services other than investment advice and related portfolio activities necessary to the operation of the Portfolio: 0.075% of the Portfolio's average daily net assets not exceeding $500 million; 0.065% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.055% of average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based upon the average daily net assets of each respective class at the following rates for the performance of administrative services other than investment advice and related portfolio activities necessary to the operation of the portfolio: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of assets in excess of $1 billion.

BlackRock contractually agreed to waive or reimburse fees or expenses until February 1, 2009 in order to limit expenses. This agreement is reviewed annually by the Fund's Board of Trustees. The current expense limitation as a percentage of net assets are as follows: 0.18% for Institutional; 0.615% for Service; 0.785% for Investor A, and 1.24% for Investor B and Investor C. These amounts are shown as fees waived by the Administrator on the Statement of Operations.

If after two years following a waiver or reimbursement of the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, BlackRock is entitled to reimbursement by such share class up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio of which the share class is a part has more than $50 million in assets, (2) BlackRock continues to be the Portfolio's investment advisor and (3) the Board of the Fund approved the payments to BlackRock at the previous quarterly meeting. At June 30, 2008, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

--------------------------------------------------------------------------------
 Expiring         Expiring         Expiring         Expiring       Total Waivers
January 31,      January 31,      January 31,      January 31,      Subject to
   2009             2010             2011             2012         Reimbursement
--------------------------------------------------------------------------------
 $131,162         $87,300          $20,683          $36,614          $275,759
--------------------------------------------------------------------------------

Waivers of $1,120,125 previously recognized by the Portfolio, which may have been subject to recoupment, expired on January 31, 2008.

The Portfolio has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc.

Pursuant to the Distribution Plans adopted by the Portfolio in accordance with Rule 12b-1 under the 1940 Act, the Portfolio pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                        Service     Distribution
                                                          Fee           Fee
--------------------------------------------------------------------------------
Service .............................................    0.15%           --
Investor A ..........................................    0.15%           --
Investor B ..........................................    0.15%         0.75%
Investor C ..........................................    0.15%         0.75%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and each Distributor provide shareholder servicing and/or distribution services to the Portfolio. The ongoing service fee and/or distribution fee compensates the Distributor and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the six months ended June 30, 2008, the Distributor earned underwriting discounts and direct commissions and its affiliates earned dealer concessions on sales of the Portfolio's Investor A Shares, which totaled $1,371 and affiliates received contingent deferred sales charges of $14,895 and $439 relating to transactions in Investor B and Investor C Shares, respectively. These amounts include payments to Hilliard Lyons, which was considered an affiliate for a portion of the period.

Pursuant to written agreements, certain affiliates provide the Portfolio with sub-accounting, record keeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account, which will vary depending on share class. For the six months ended June 30, 2008, the Portfolio paid $55,363 in return for these services.


16       BLACKROCK INDEX EQUITY PORTFOLIO              JUNE 30, 2008

Notes to Financial Statements (continued)       BlackRock Index Equity Portfolio

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Administrator, is the Portfolio's transfer agent. Each class of the Portfolio bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Portfolio are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Portfolio, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Portfolio, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. During the six months ended June 30, 2008, the following amounts have been accrued by the Portfolio to reimburse the Administrator for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.

--------------------------------------------------------------------------------
                                                                     Call Center
                                                                         Fees
--------------------------------------------------------------------------------
Institutional ........................................................  $1,707
Service ..............................................................  $  249
Investor A ...........................................................  $6,730
Investor B ...........................................................  $3,009
Investor C ...........................................................  $5,082
--------------------------------------------------------------------------------

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Capital Loss Carryforward:

As of December 31, 2007, the Portfolio had a capital loss carryforward of $190,053,588, of which $72,454,352 expires in 2009, $117,169,455 expires in 2010 and $429,781 expires in 2012. This amount will be available to offset future realized capital gains.

4. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by the Administrator and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms. The Portfolio pays a commitment fee of 0.06% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the six months ended June 30, 2008.

5. Subsequent Event:

The Portfolio paid an ordinary income dividend in the amount of $0.132783 per Institutional Share, $0.118035 per Service Share, $0.119268 per Investor A Share, $0.056807 per Investor B Share and $0.065268 per Investor C Share on July 18, 2008 to shareholders of record on July 16, 2008.


            BLACKROCK INDEX EQUITY PORTFOLIO              JUNE 30, 2008       17

Notes to Financial Statements (concluded)       BlackRock Index Equity Portfolio

6. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

                                               Six Months Ended             Period October 1, 2007               Year Ended
                                                 June 30, 2008               to December 31, 2007            September 30, 2007
                                         --------------------------        ------------------------     ---------------------------
                                            Shares         Amount           Shares        Amount           Shares         Amount
-----------------------------------------------------------------------------------------------------------------------------------
Institutional
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ........................      1,127,687   $  29,672,923         133,762   $   3,866,196      15,182,132   $ 434,758,246
Shares issued to shareholders in
  reinvestment of dividends ........         14,065         368,933          39,636       1,107,420          56,212       1,568,893
                                         --------------------------        ------------------------     ---------------------------
Total issued .......................      1,141,752      30,041,856         173,398       4,973,616      15,238,344     436,327,139
Shares redeemed ....................       (872,309)    (22,930,893)       (330,077)     (9,604,299)    (17,107,084)   (488,875,217)
                                         --------------------------        ------------------------     ---------------------------
Net increase (decrease) ............        269,443   $   7,110,963        (156,679)  $  (4,630,683)     (1,868,740)  $ (52,548,078)
                                         ==========================        ========================     ===========================

-----------------------------------------------------------------------------------------------------------------------------------
Service
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ........................         78,568   $   2,065,987          33,332   $     968,514         689,177   $  19,281,423
Shares issued to shareholders in
  reinvestment of dividends ........          4,748         123,732          13,469         373,897          12,156         337,537
                                         --------------------------        ------------------------     ---------------------------
Total issued .......................         83,316       2,189,719          46,801       1,342,411         701,333      19,618,960
Shares redeemed ....................       (121,190)     (3,154,294)       (329,281)     (9,581,149)     (1,238,485)    (34,417,910)
                                         --------------------------        ------------------------     ---------------------------
Net decrease .......................        (37,874)  $    (964,575)       (282,480)  $  (8,238,738)       (537,152)  $ (14,798,950)
                                         ==========================        ========================     ===========================

-----------------------------------------------------------------------------------------------------------------------------------
Investor A
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ........................        937,795   $  24,618,919         439,162   $  12,581,287       2,241,287   $  62,047,128
Shares issued to shareholders in
  reinvestment of dividends ........         46,557       1,211,879         117,548       3,260,755          93,212       2,586,033
                                         --------------------------        ------------------------     ---------------------------
Total issued .......................        984,352      25,830,798         556,710      15,842,042       2,334,499      64,633,161
Shares redeemed ....................     (1,619,260)    (42,034,500)       (524,488)    (15,056,914)     (3,888,674)   (108,477,810)
                                         --------------------------        ------------------------     ---------------------------
Net increase (decrease) ............       (634,908)  $ (16,203,702)         32,222   $     785,128      (1,554,175)  $ (43,844,649)
                                         ==========================        ========================     ===========================

-----------------------------------------------------------------------------------------------------------------------------------
Investor B
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ........................          1,422   $      36,470           3,318   $      91,883          28,652   $     761,184
Shares issued to shareholders in
  reinvestment of dividends ........          2,680          68,715           4,794         131,056           7,531         206,387
                                         --------------------------        ------------------------     ---------------------------
Total issued .......................          4,102         105,185           8,112         222,939          36,183         967,571
Shares redeemed ....................       (430,340)    (10,991,846)       (234,402)     (6,570,338)     (1,724,332)    (46,833,109)
                                         --------------------------        ------------------------     ---------------------------
Net decrease .......................       (426,238)  $ (10,886,661)       (226,290)  $  (6,347,399)     (1,688,149)  $ (45,865,538)
                                         ==========================        ========================     ===========================

-----------------------------------------------------------------------------------------------------------------------------------
Investor C
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ........................          8,164   $     209,267          14,928   $     407,697          15,122   $     414,223
Shares issued to shareholders in
  reinvestment of dividends ........          8,701         222,482          16,173         440,843          15,356         420,558
                                         --------------------------        ------------------------     ---------------------------
Total issued .......................         16,865         431,749          31,101         848,540          30,478         834,781
Shares redeemed ....................       (512,122)    (13,034,887)       (174,122)     (4,892,928)     (1,425,591)    (38,594,619)
                                         --------------------------        ------------------------     ---------------------------
Net decrease .......................       (495,257)  $ (12,603,138)       (143,021)  $  (4,044,388)     (1,395,113)  $ (37,759,838)
                                         ==========================        ========================     ===========================

There is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Portfolio for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.


18       BLACKROCK INDEX EQUITY PORTFOLIO              JUNE 30, 2008

Portfolio Information                                Master S&P 500 Index Series

As of June 30, 2008

                                                                      Percent of
Top Ten Holdings                                                      Net Assets
--------------------------------------------------------------------------------
Exxon Mobil Corp. .....................................................   4%
General Electric Co. ..................................................   2
Microsoft Corp. .......................................................   2
Chevron Corp. .........................................................   2
AT&T Inc. .............................................................   2
The Procter & Gamble Co. ..............................................   2
Johnson & Johnson .....................................................   2
International Business Machines Corp. .................................   2
Apple, Inc. ...........................................................   1
ConocoPhillips ........................................................   1
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels ...........................................  13%
Pharmaceuticals .......................................................   6
Computers & Peripherals ...............................................   5
Energy Equipment & Services ...........................................   4
Software ..............................................................   4
--------------------------------------------------------------------------------

                                                                      Percent of
Sector Representation                                      Long-Term Investments
--------------------------------------------------------------------------------
Information Technology ................................................  17%
Energy ................................................................  16
Financials ............................................................  14
Health Care ...........................................................  12
Industrials ...........................................................  11
Consumer Staples ......................................................  11
Consumer Discretionary ................................................   8
Utilities .............................................................   4
Materials .............................................................   4
Telecommunication Services ............................................   3
--------------------------------------------------------------------------------
      For Series compliance purposes, the Series' industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry and sector sub-classifications for reporting ease.


            BLACKROCK INDEX EQUITY PORTFOLIO              JUNE 30, 2008       19

Summary Schedule of Investments June 30, 2008 (Unaudited)
                                                     Master S&P 500 Index Series
                                     (Percentages shown are based on Net Assets)

This summary schedule of investments is presented to help investors focus on the Series' principal holdings. It includes the Series' 50 largest holdings and each investment of any issuer that exceeds 1% of the Series' net assets, and affiliated investments. "Other Securities" represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission ("SEC"). A complete schedule of investments is available without charge, upon request, by calling 800-441-7762 or on the SEC's website at http://www.sec.gov.

====================================================================================================================================
Industry                                    Common Stocks                                    Shares            Value         Percent
====================================================================================================================================
Aerospace & Defense                         Boeing Co.                                      211,161      $   13,877,501        0.5%
                                            United Technologies Corp.                       273,511          16,875,629        0.5
                                            Other Securities                                                 53,049,884        1.7
                                                                                                         ---------------------------
                                                                                                             83,803,014        2.7
------------------------------------------------------------------------------------------------------------------------------------
Air Freight & Logistics                     United Parcel Service, Inc. Class B (a)         286,887          17,634,944        0.6
                                            Other Securities                                                 12,044,502        0.4
                                                                                                         ---------------------------
                                                                                                             29,679,446        1.0
------------------------------------------------------------------------------------------------------------------------------------
Airlines                                    Other Securities                                                  2,658,465        0.1
------------------------------------------------------------------------------------------------------------------------------------
Auto Components                             Other Securities                                                  5,915,799        0.2
------------------------------------------------------------------------------------------------------------------------------------
Automobiles                                 Other Securities                                                  7,258,013        0.2
------------------------------------------------------------------------------------------------------------------------------------
Beverages                                   The Coca-Cola Co.                               561,383          29,180,688        0.9
                                            PepsiCo, Inc.                                   445,724          28,343,589        0.9
                                            Other Securities                                                 20,286,520        0.7
                                                                                                         ---------------------------
                                                                                                             77,810,797        2.5
------------------------------------------------------------------------------------------------------------------------------------
Biotechnology                               Amgen, Inc. (b)                                 305,940          14,428,130        0.5
                                            Gilead Sciences, Inc. (b)                       259,282          13,728,982        0.4
                                            Other Securities                                                 17,837,709        0.6
                                                                                                         ---------------------------
                                                                                                             45,994,821        1.5
------------------------------------------------------------------------------------------------------------------------------------
Building Products                           Other Securities                                                  1,599,851        0.1
------------------------------------------------------------------------------------------------------------------------------------
Capital Markets                             The Goldman Sachs Group, Inc. (a)               110,783          19,375,947        0.6
                                            Merrill Lynch & Co., Inc. (a)(c)                276,938           8,781,704        0.3
                                            Other Securities                                                 60,048,406        1.9
                                                                                                         ---------------------------
                                                                                                             88,206,057        2.8
------------------------------------------------------------------------------------------------------------------------------------
Chemicals                                   Monsanto Co.                                    154,172          19,493,508        0.6
                                            Other Securities                                                 46,442,393        1.5
                                                                                                         ---------------------------
                                                                                                             65,935,901        2.1
------------------------------------------------------------------------------------------------------------------------------------
Commercial Banks                            The PNC Financial Services Group, Inc. (c)       97,149           5,547,208        0.2
                                            U.S. Bancorp (a)                                489,111          13,641,306        0.4
                                            Wells Fargo & Co. (a)                           928,090          22,042,138        0.7
                                            Other Securities                                                 28,247,863        0.9
                                                                                                         ---------------------------
                                                                                                             69,478,515        2.2
------------------------------------------------------------------------------------------------------------------------------------
Commercial Services & Supplies              Other Securities                                                 15,559,956        0.5
------------------------------------------------------------------------------------------------------------------------------------
Communications Equipment                    Cisco Systems, Inc. (b)                       1,660,104          38,614,019        1.2
                                            QUALCOMM, Inc.                                  454,901          20,183,957        0.7
                                            Other Securities                                                 19,923,498        0.6
                                                                                                         ---------------------------
                                                                                                             78,721,474        2.5
------------------------------------------------------------------------------------------------------------------------------------
Computers & Peripherals                     Apple, Inc. (b)                                 247,803          41,492,134        1.3
                                            Hewlett-Packard Co.                             693,111          30,642,437        1.0
                                            International Business Machines Corp.           385,991          45,751,513        1.5
                                            Other Securities                                                 29,295,344        0.9
                                                                                                         ---------------------------
                                                                                                            147,181,428        4.7
------------------------------------------------------------------------------------------------------------------------------------
Construction & Engineering                  Other Securities                                                  7,396,681        0.2
------------------------------------------------------------------------------------------------------------------------------------
Construction Materials                      Other Securities                                                  1,839,550        0.1
------------------------------------------------------------------------------------------------------------------------------------
Consumer Finance                            Other Securities                                                 20,584,415        0.7
------------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging                      Other Securities                                                  3,760,424        0.1
------------------------------------------------------------------------------------------------------------------------------------
Distributors                                Other Securities                                                  1,892,617        0.1
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


20       BLACKROCK INDEX EQUITY PORTFOLIO              JUNE 30, 2008

Summary Schedule of Investments (continued)          Master S&P 500 Index Series
                                     (Percentages shown are based on Net Assets)

Industry                                    Common Stocks                                    Shares            Value         Percent
====================================================================================================================================
Diversified Consumer Services               Other Securities                                             $    3,784,384        0.1%
------------------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services              Bank of America Corp.                         1,258,053          30,029,725        0.9
                                            Citigroup, Inc.                               1,529,979          25,642,448        0.8
                                            JPMorgan Chase & Co.                            970,448          33,296,078        1.1
                                            Other Securities                                                 16,667,684        0.5
                                                                                                         ---------------------------
                                                                                                            105,635,935        3.3
------------------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication Services      AT&T Inc.                                     1,669,591          56,248,521        1.8
                                            Verizon Communications, Inc.                    801,157          28,360,958        0.9
                                            Other Securities                                                  7,328,810        0.2
                                                                                                         ---------------------------
                                                                                                             91,938,289        2.9
------------------------------------------------------------------------------------------------------------------------------------
Electric Utilities                          Exelon Corp.                                    184,311          16,580,618        0.5
                                            Other Securities                                                 57,071,448        1.8
                                                                                                         ---------------------------
                                                                                                             73,652,066        2.3
------------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment                        Other Securities                                                 14,641,796        0.5
------------------------------------------------------------------------------------------------------------------------------------
Electronic Equipment & Instruments          Other Securities                                                 10,284,419        0.3
------------------------------------------------------------------------------------------------------------------------------------
Energy Equipment & Services                 Schlumberger Ltd.                               335,290          36,020,205        1.1
                                            Transocean, Inc.                                 89,575          13,650,334        0.4
                                            Other Securities                                                 64,733,240        2.1
                                                                                                         ---------------------------
                                                                                                            114,403,779        3.6
------------------------------------------------------------------------------------------------------------------------------------
Food & Staples Retailing                    CVS Caremark Corp.                              401,652          15,893,370        0.5
                                            Wal-Mart Stores, Inc.                           653,909          36,749,686        1.1
                                            Other Securities                                                 33,803,541        1.1
                                                                                                         ---------------------------
                                                                                                             86,446,597        2.7
------------------------------------------------------------------------------------------------------------------------------------
Food Products                               Other Securities                                                 48,221,841        1.5
------------------------------------------------------------------------------------------------------------------------------------
Gas Utilities                               Other Securities                                                  3,958,706        0.1
------------------------------------------------------------------------------------------------------------------------------------
Health Care Equipment & Supplies            Medtronic, Inc.                                 315,557          16,330,075        0.5
                                            Other Securities                                                 49,678,578        1.6
                                                                                                         ---------------------------
                                                                                                             66,008,653        2.1
------------------------------------------------------------------------------------------------------------------------------------
Health Care Providers & Services            Other Securities                                                 56,448,916        1.8
------------------------------------------------------------------------------------------------------------------------------------
Health Care Technology                      Other Securities                                                  1,246,573        0.0
------------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure               McDonald's Corp. (a)                            318,601          17,911,748        0.5
                                            Other Securities                                                 21,410,945        0.7
                                                                                                         ---------------------------
                                                                                                             39,322,693        1.2
------------------------------------------------------------------------------------------------------------------------------------
Household Durables                          Other Securities                                                 12,298,736        0.4
------------------------------------------------------------------------------------------------------------------------------------
Household Products                          The Procter & Gamble Co.                        857,994          52,174,615        1.7
                                            Other Securities                                                 18,908,973        0.6
                                                                                                         ---------------------------
                                                                                                             71,083,588        2.3
------------------------------------------------------------------------------------------------------------------------------------
IT Services                                 Other Securities                                                 29,651,995        0.9
------------------------------------------------------------------------------------------------------------------------------------
Independent Power Producers &               Other Securities                                                  8,853,596        0.3
Energy Traders
------------------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates                    3M Co.                                          197,885          13,770,817        0.4
                                            General Electric Co.                          2,801,137          74,762,347        2.4
                                            Other Securities                                                  8,729,658        0.3
                                                                                                         ---------------------------
                                                                                                             97,262,822        3.1
------------------------------------------------------------------------------------------------------------------------------------
Insurance                                   American International Group, Inc. (a)(b)       755,593          19,992,991        0.6
                                            Other Securities                                                 90,430,632        2.9
                                                                                                         ---------------------------
                                                                                                            110,423,623        3.5
------------------------------------------------------------------------------------------------------------------------------------
Internet & Catalog Retail                   Other Securities                                                  8,419,465        0.3
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


            BLACKROCK INDEX EQUITY PORTFOLIO              JUNE 30, 2008       21

Summary Schedule of Investments (continued)          Master S&P 500 Index Series
                                     (Percentages shown are based on Net Assets)

Industry                                    Common Stocks                                    Shares            Value         Percent
====================================================================================================================================
Internet Software & Services                Google, Inc. Class A (b)                         65,319      $   34,385,228        1.1%
                                            Other Securities                                                 20,191,291        0.6
                                                                                                         ---------------------------
                                                                                                             54,576,519        1.7
------------------------------------------------------------------------------------------------------------------------------------
Leisure Equipment & Products                Other Securities                                                  4,302,706        0.1
------------------------------------------------------------------------------------------------------------------------------------
Life Sciences Tools & Services              Other Securities                                                 11,828,342        0.4
------------------------------------------------------------------------------------------------------------------------------------
Machinery                                   Other Securities                                                 60,607,814        1.9
------------------------------------------------------------------------------------------------------------------------------------
Media                                       Comcast Corp. Class A                           831,509          15,773,726        0.5
                                            Time Warner, Inc.                             1,005,697          14,884,316        0.5
                                            Walt Disney Co.                                 535,440          16,705,728        0.5
                                            Other Securities                                                 42,061,668        1.3
                                                                                                         ---------------------------
                                                                                                             89,425,438        2.8
------------------------------------------------------------------------------------------------------------------------------------
Metals & Mining                             Other Securities                                                 44,297,006        1.4
------------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities                             Other Securities                                                 37,679,508        1.2
------------------------------------------------------------------------------------------------------------------------------------
Multiline Retail                            Other Securities                                                 22,867,012        0.7
------------------------------------------------------------------------------------------------------------------------------------
Office Electronics                          Other Securities                                                  3,427,439        0.1
------------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                 Chevron Corp.                                   581,229          57,617,231        1.8
                                            ConocoPhillips                                  433,505          40,918,537        1.3
                                            Devon Energy Corp.                              125,364          15,063,738        0.5
                                            Exxon Mobil Corp. (d)                         1,484,827         130,857,804        4.1
                                            Occidental Petroleum Corp.                      230,619          20,723,423        0.7
                                            Other Securities                                                129,266,000        4.1
                                                                                                         ---------------------------
                                                                                                            394,446,733       12.5
------------------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products                     Other Securities                                                  7,128,719        0.2
------------------------------------------------------------------------------------------------------------------------------------
Personal Products                           Other Securities                                                  5,790,193        0.2
------------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals                             Abbott Laboratories                             433,754          22,975,949        0.7
                                            Johnson & Johnson                               792,037          50,959,661        1.6
                                            Merck & Co., Inc.                               603,225          22,735,550        0.7
                                            Pfizer, Inc.                                  1,901,230          33,214,488        1.1
                                            Wyeth                                           374,734          17,972,243        0.6
                                            Other Securities                                                 44,495,563        1.4
                                                                                                         ---------------------------
                                                                                                            192,353,454        6.1
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts (REITs)       Other Securities                                                 36,906,256        1.2
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Management & Development        Other Securities                                                  1,005,907        0.0
------------------------------------------------------------------------------------------------------------------------------------
Road & Rail                                 Other Securities                                                 34,073,179        1.1
------------------------------------------------------------------------------------------------------------------------------------
Semiconductors &                            Intel Corp.                                   1,609,753          34,577,494        1.1
Semiconductor Equipment                     Other Securities                                                 45,700,995        1.4
                                                                                                         ---------------------------
                                                                                                             80,278,489        2.5
------------------------------------------------------------------------------------------------------------------------------------
Software                                    Microsoft Corp. (d)                           2,250,887          61,921,901        2.0
                                            Oracle Corp. (b)                              1,114,719          23,409,099        0.7
                                            Other Securities                                                 26,382,543        0.8
                                                                                                         ---------------------------
                                                                                                            111,713,543        3.5
------------------------------------------------------------------------------------------------------------------------------------
Specialty Retail                            Other Securities                                                 46,811,557        1.5
------------------------------------------------------------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods            Other Securities                                                 12,704,987        0.4
------------------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance                  Other Securities                                                 14,560,522        0.5
------------------------------------------------------------------------------------------------------------------------------------
Tobacco                                     Philip Morris International, Inc.               592,737          29,275,280        0.9
                                            Other Securities                                                 19,964,985        0.7
                                                                                                         ---------------------------
                                                                                                             49,240,265        1.6
------------------------------------------------------------------------------------------------------------------------------------
Trading Companies & Distributors            Other Securities                                                  1,496,286        0.0
------------------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication Services         Other Securities                                                 12,319,494        0.4
------------------------------------------------------------------------------------------------------------------------------------
                                            Total Common Stocks (Cost -- $2,686,753,272)                  3,139,107,064       99.5
====================================================================================================================================

See Notes to Financial Statements.


22       BLACKROCK INDEX EQUITY PORTFOLIO              JUNE 30, 2008

Summary Schedule of Investments (concluded)          Master S&P 500 Index Series
                                     (Percentages shown are based on Net Assets)

                                                                                         Beneficial
                                                                                           Interest
                                            Short-Term Securities                             (000)           Value          Percent
====================================================================================================================================
                                            BlackRock Liquidity Series, LLC Cash
                                              Sweep Series, 2.56% (c)(e)                   $ 19,004      $   19,003,784        0.6%
                                            BlackRock Liquidity Series, LLC Money
                                              Market Series, 2.70% (c)(e)(f)                258,804         258,804,027        8.2
------------------------------------------------------------------------------------------------------------------------------------
                                            Total Short-Term Securities
                                            (Cost -- $277,807,811)                                          277,807,811        8.8
====================================================================================================================================
                                            Total Investments (Cost -- $2,964,561,083*)                   3,416,914,875      108.3

                                            Liabilities in Excess of Other Assets                          (261,237,310)      (8.3)
                                                                                                         ---------------------------
                                            Net Assets                                                   $3,155,677,565      100.0%
                                                                                                         ===========================

* The cost and unrealized appreciation (depreciation) of investments, as of June 30, 2008, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................  $ 2,436,265,656
                                                                ===============
      Gross unrealized appreciation ..........................  $ 1,218,348,868
      Gross unrealized depreciation ..........................     (237,699,649)
                                                                ---------------
      Net unrealized appreciation ............................  $   980,649,219
                                                                ===============

(a)   Security, or a portion of security, is on loan.
(b)   Non-income producing security.
(c) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      -------------------------------------------------------------------------------------
                                                                                  Interest/
                                   Purchase          Sale          Realized       Dividend
      Affiliate                      Cost            Cost            Loss          Income
      -------------------------------------------------------------------------------------
      Blackrock Liquidity
        Series, LLC
        Cash Sweep Series        $15,346,892*             --             --     $   163,729
      BlackRock Liquidity
        Series, LLC
        Money Market Series               --     $93,760,873**            --    $ 1,177,687
      Merrill Lynch & Co., Inc.  $ 2,132,408     $   923,119    $  (265,882)    $   185,527
      The PNC Financial
        Services Group, Inc.     $   262,005     $   560,987    $   (85,126)    $   129,834
      -------------------------------------------------------------------------------------
      *     Represents net purchase cost.
      **    Represents net sale cost.

(d) All, or a portion of security, pledged as collateral in connection with open financial futures contracts.
(e)   Represents the current yield as of report date.
(f)   Security was purchased with the cash proceeds from securities loans.
o For Series compliance purposes, the Series industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.
o     Financial futures contracts purchased as of June 30, 2008 were as follows:

      --------------------------------------------------------------------------
                                  Expiration           Face          Unrealized
      Contracts       Issue          Date             Value         Depreciation
      --------------------------------------------------------------------------
         66          S&P 500
                      Index     September 2008     $22,318,867      $(1,180,717)
      --------------------------------------------------------------------------

o Effective January 1, 2008, the Series adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

      o Level 1 -- price quotations in active markets/exchanges for identical securities

      o Level 2 -- other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

      o Level 3 -- unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Series' own assumption used in determining the fair value of investments)

      The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Series' policy regarding valuation of investments and other significant accounting policies, please refer to
      Note 1 of the Notes to Financial Statements.

      The following table summarizes the inputs used as of June 30, 2008 in determining the fair valuation of the Fund's investments:

      --------------------------------------------------------------------------
                                              Investments in     Other Financial
      Valuation Inputs                          Securities        Instruments*
      --------------------------------------------------------------------------
      Level 1 ...........................    $3,139,107,064       $(1,180,717)
      Level 2 ...........................       277,807,811                --
      Level 3 ...........................                --                --
      --------------------------------------------------------------------------
      Total .............................    $3,416,914,875       $(1,180,717)
                                             ===================================
      * Other financial instruments are futures.

See Notes to Financial Statements.


            BLACKROCK INDEX EQUITY PORTFOLIO              JUNE 30, 2008       23

Statement of Assets and Liabilities                  Master S&P 500 Index Series

June 30, 2008 (Unaudited)
====================================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------------------
Investments at value -- unaffiliated (including securities loaned of $246,394,158)
  (cost -- $2,671,226,119) .........................................................................................  $3,124,778,152
Investments at value -- affiliated (cost -- $293,334,964) ..........................................................     292,136,723
Cash ...............................................................................................................          14,482
Investments sold receivable ........................................................................................      64,025,313
Dividends receivable ...............................................................................................       4,336,623
Securities lending income receivable ...............................................................................         153,346
Margin variation payable ...........................................................................................          18,123
Prepaid expenses ...................................................................................................          97,897
Other assets .......................................................................................................          34,437
                                                                                                                      --------------
Total assets .......................................................................................................   3,485,595,096
                                                                                                                      --------------
====================================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Collateral at value -- securities loaned ...........................................................................     258,804,027
Withdrawals payable to Investors ...................................................................................      67,673,879
Investments purchased payable ......................................................................................       3,160,756
Other affiliates payable ...........................................................................................          29,868
Investment advisory fees payable ...................................................................................          14,025
Officer's and Directors' fees payable ..............................................................................             690
Other liabilities ..................................................................................................          25,741
Other accrued expenses payable .....................................................................................         208,545
                                                                                                                      --------------
Total liabilities ..................................................................................................     329,917,531
                                                                                                                      --------------
====================================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Net assets .........................................................................................................  $3,155,677,565
                                                                                                                      ==============
====================================================================================================================================
Net Assets Consist of
------------------------------------------------------------------------------------------------------------------------------------
Investors' capital .................................................................................................  $2,704,504,490
Net unrealized appreciation/depreciation ...........................................................................     451,173,075
                                                                                                                      --------------
Net assets .........................................................................................................  $3,155,677,565
                                                                                                                      ==============

See Notes to Financial Statements.


24       BLACKROCK INDEX EQUITY PORTFOLIO              JUNE 30, 2008

Statement of Operations                              Master S&P 500 Index Series

Six Months Ended June 30, 2008 (Unaudited)
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
Dividends (including $315,361 from affiliates) .....................................................................  $  35,245,185
Securities lending .................................................................................................      1,177,687
Interest from affiliates ...........................................................................................        163,729
                                                                                                                      -------------
Total income .......................................................................................................     36,586,601
                                                                                                                      =============
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Accounting services ................................................................................................        278,288
Investment advisory ................................................................................................        172,114
Custodian ..........................................................................................................         71,423
Professional .......................................................................................................         62,237
Officer and Directors ..............................................................................................         27,996
Registration .......................................................................................................          9,427
Printing ...........................................................................................................            929
Miscellaneous ......................................................................................................         26,867
                                                                                                                      -------------
Total expenses before waiver .......................................................................................        649,281
Less fees waived by the advisor ....................................................................................        (86,057)
                                                                                                                      -------------
Total expenses .....................................................................................................        563,224
                                                                                                                      -------------
Net investment income ..............................................................................................     36,023,377
                                                                                                                      -------------
===================================================================================================================================
Realized and Unrealized Loss
-----------------------------------------------------------------------------------------------------------------------------------
Net realized loss from:
    Investments (including $351,008 loss from affiliates) ..........................................................    (13,489,343)
    Futures ........................................................................................................       (356,390)
                                                                                                                      -------------
                                                                                                                        (13,845,733)
                                                                                                                      -------------
Net change in unrealized appreciation/depreciation on:
    Investments ....................................................................................................   (460,342,241)
    Futures ........................................................................................................     (1,275,548)
                                                                                                                      -------------
                                                                                                                       (461,617,789)
                                                                                                                      -------------
Total realized and unrealized loss .................................................................................   (475,463,522)
                                                                                                                      -------------
Net Decrease in Net Assets Resulting from Operations ...............................................................  $(439,440,145)
                                                                                                                      =============

See Notes to Financial Statements.


            BLACKROCK INDEX EQUITY PORTFOLIO              JUNE 30, 2008       25

Statements of Changes in Net Assets                  Master S&P 500 Index Series

                                                                                                    Six Months
                                                                                                       Ended
                                                                                                     June 30,           Year Ended
                                                                                                       2007            December 31,
Increase (Decrease) in Net Assets:                                                                  (Unaudited)            2007
==================================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income .........................................................................  $    36,023,377   $    68,144,242
Net realized gain (loss) ......................................................................      (13,845,733)       72,971,959
Net change in unrealized appreciation/depreciation ............................................     (461,617,789)      (17,251,673)
                                                                                                 ---------------------------------
Net increase (decrease) in net assets resulting from operations ...............................     (439,440,145)      123,864,528
                                                                                                 ---------------------------------
==================================================================================================================================
Capital Transactions
----------------------------------------------------------------------------------------------------------------------------------
Proceeds from contributions ...................................................................      440,677,937     1,916,951,681*
Fair value of withdrawals .....................................................................     (566,731,063)   (1,130,278,630)
                                                                                                 ---------------------------------
Net increase (decrease) in net assets derived from capital transactions .......................     (126,053,126)      786,673,051
                                                                                                 ---------------------------------
==================================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets .......................................................     (565,493,271)      910,537,579
Beginning of period ...........................................................................    3,721,170,836     2,810,633,257
                                                                                                 ---------------------------------
End of period .................................................................................  $ 3,155,677,565   $ 3,721,170,836
                                                                                                 =================================

* Amount includes an in-kind contribution of $1,099,448,117 from an affiliated fund.

Financial Highlights                                 Master S&P 500 Index Series

                                                          Six Months
                                                             Ended
                                                           June 30,                       Year Ended December 31,
                                                             2008        ----------------------------------------------------------
                                                          (Unaudited)      2007        2006        2005        2004       2003
===================================================================================================================================
Total Investment Return
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return .................................      (11.93)% 1      5.56%      15.85%       4.96%      10.90%      28.70%
                                                           ========================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses after waiver .............................        0.03% 2       0.03%       0.04%       0.03%       0.03%       0.04%
                                                           ========================================================================
Total expenses ..........................................        0.04% 2       0.04%       0.04%       0.03%       0.03%       0.04%
                                                           ========================================================================
Net investment income ...................................        2.07% 2       1.95%       1.92%       1.84%       1.99%       1.76%
                                                           ========================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000) .........................  $3,155,678    $3,721,171  $2,810,633  $2,945,782  $2,938,391  $2,474,596
                                                           ========================================================================
Portfolio turnover ......................................           4%            4%          4%         11%          6%          4%
                                                           ========================================================================

1     Aggregate total investment return.
2     Annualized.

See Notes to Financial Statements.


26       BLACKROCK INDEX EQUITY PORTFOLIO              JUNE 30, 2008

Notes to Financial Statements (Unaudited)            Master S&P 500 Index Series

1. Significant Accounting Policies:

Master S&P 500 Index Series (the "Series"), a non-diversified investment company, is part of Quantitative Master Series LLC (the "Master LLC"). The Master LLC is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a Delaware limited liability company. The Limited Liability Company Agreement permits the Board of Directors (the "Board") to issue non-transferable interests in the Master LLC, subject to certain limitations. The Series' financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

The following is a summary of significant accounting policies followed by the
Series:

Valuation of Investments: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid or ask price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security. Financial futures contracts are traded on exchanges and are valued at their last sale price. Short-term securities are valued at amortized cost. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Derivative Financial Instruments: The Series may engage in various portfolio investment strategies to increase the return of the Series and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Series may purchase or sell financial futures contracts and options on such financial futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Segregation: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Series segregates assets in connection with certain investments (e.g., futures) or certain borrowings, the Series will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

Securities Lending: The Series may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. The Series typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Series receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Series may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series could experience delays and costs in gaining access to the collateral. The Series also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


            BLACKROCK INDEX EQUITY PORTFOLIO              JUNE 30, 2008       27

Notes to Financial Statements (concluded)            Master S&P 500 Index Series

Income Taxes: The Series is classified as a "pass-through entity" for federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code.

The Series files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series' U.S. federal tax returns remains open for the years ended December 31, 2004 through December 31, 2006. The statutes of limitations on the Series' state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" ("FAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. The impact on the Series' financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Series are charged to that Series. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Master LLC, on behalf of the Series, has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Series' investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Portfolio pays the Advisor a monthly fee at an annual rate of 0.01% of the average daily value of the Series' net assets. However, the Advisor has entered into a contract with the Master LLC, on behalf of the Series, that provides that the investment advisory fee for the Series, when combined with the administrative fee of a certain feeder fund, will not exceed a specified amount. As a result, the Series pays a monthly fee at an annual rate of 0.005% of the average daily value of the Series' net assets. The waiver is shown as fees waived by the Advisor on the Statement of Operations.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Advisor, under which the Advisor pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Series to the Advisor.

For the six months ended June 30, 2008, the Series reimbursed the Advisor $28,322 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Master LLC, on behalf of the Series, has received an exemptive order from the SEC permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. As of June 30, 2008, the Series lent securities with a value of $73,856,236 to MLPF&S or its affiliates. Pursuant to that order, the Series has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. For the six months ended June 30, 2008, BIM received $293,072 in securities lending agent fees.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock, Inc. or its affiliates.

3.Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2008 were $145,634,350 and $238,335,482, respectively.

4. Short-Term Borrowings:

The Master LLC, on behalf of the Series, along with certain other funds managed by the Advisor and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Series may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series' current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms. The Series pays a commitment fee of 0.06% per annum based on the Series' pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Series did not borrow under the credit agreement during the six months ended June 30, 2008.


28       BLACKROCK INDEX EQUITY PORTFOLIO              JUNE 30, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

BlackRock Index Equity Portfolio (the "Portfolio") of BlackRock Funds (the "Fund") currently invests all of its investable assets in the Master S&P 500 Index Series (the "Series") of Quantitative Master Series LLC (the "Master LLC"). Accordingly, the Portfolio does not require investment advisory services, since all investments are made at the Series level. Prior to June 1, 2007, the Portfolio invested all of its investable assets in The U.S. Large Company Series of The DFA Investment Trust Company.

The Board of Directors of the Master LLC met in person in April and June 2008 to consider the approval of the Master LLC's investment advisory agreement entered into on behalf of the Series with the Master LLC's investment adviser, BlackRock Advisors, LLC (the "Adviser") (the "Advisory Agreement"). The Board of the Master LLC also considered the approval of the subadvisory agreement with respect to the Series between the Adviser and BlackRock Investment Management, LLC (the "Subadviser") (the "Subadvisory Agreement"). The Adviser and the Subadviser are referred to herein as "BlackRock." The Advisory Agreement and the Subadvisory Agreement are referred to herein as the "Agreements." Since the Portfolio invests all of its investable assets in the Series, the Board of Directors of the Fund also considered the approval of the Agreements. For ease and clarity of presentation, the Board of Directors of the Master LLC and the Board of Directors of the Fund, which are comprised of the same thirteen individuals, are herein referred to collectively as the "Boards," the members of which are referred to as "Directors."

Activities and Composition of the Board

The Boards each consist of thirteen individuals, eleven of whom are not "interested persons" of either the Fund or the Master LLC as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Directors"). The Boards are responsible for the oversight of the operations of the Portfolio and the Series, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of each Board are both Independent Directors. The Boards established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee, each of which is composed of, and chaired by, Independent Directors.

The Agreements

Upon the consummation of the combination of BlackRock's investment management business with Merrill Lynch & Co., Inc.'s investment management business, including Merrill Lynch Investment Managers, L.P. and certain affiliates (the "Transaction"), the Master LLC entered into an Advisory Agreement with the Adviser with respect to the Series with an initial two-year term and the Adviser entered into a Subadvisory Agreement with the Subadviser with respect to the Series with an initial two-year term. Consistent with the 1940 Act, prior to the expiration of each Agreement's initial two-year term, the Boards are required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Portfolio and/or the Series by the personnel of BlackRock and its affiliates, including investment management, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements. The Boards also received and assessed information regarding the services provided to the Portfolio and/or the Series by certain unaffiliated service providers.

Throughout the year, the Boards, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Fund's Agreements, including the services and support provided to the Fund and its shareholders. Among the matters the Boards considered, as pertinent, were: (a) investment performance for one, three and five years, as applicable, against peer funds, as well as senior management's and portfolio managers' analysis of the reasons for underperformance, if applicable; (b) fees, including advisory, administration, if applicable, and other fees paid to BlackRock and its affiliates by the Portfolio and/or the Series, such as transfer agency fees and fees for marketing and distribution; (c) Portfolio and Series operating expenses; (d) the resources devoted to and compliance reports relating to the Portfolio's and the Series' investment objective, policies and restrictions; (e) the Fund's and the Master LLC's compliance with its respective Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock's and other service providers' internal controls; (h) BlackRock's implementation of the proxy voting guidelines approved by the Boards; (i) the use of brokerage commissions and spread and execution quality; (j) valuation and liquidity procedures; and (k) periodic overview of BlackRock's business, including BlackRock's response to the increasing scale of its business.


            BLACKROCK INDEX EQUITY PORTFOLIO              JUNE 30, 2008       29

Disclosure of Investment Advisory Agreement and Subadvisory Agreement
(continued)

Board Considerations in Approving the Advisory Agreement and Subadvisory
Agreement

The Approval Process: Prior to the April 16, 2008 meeting, at which approval of the Agreements was to be considered, the Boards requested and received materials specifically relating to the Agreements. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. These materials included (a) information independently compiled and prepared by Lipper, Inc. ("Lipper") on the Portfolio's fees and expenses and the investment performance of the Portfolio as compared with a peer group of funds as determined by Lipper ("Peers"); (b) information on the profitability of the Agreements to BlackRock and certain affiliates, including their other relationships with the Portfolio and/or the Series, and a discussion of fall-out benefits; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional and closed-end funds under similar investment mandates, as well as the performance of such other clients; (d) a report on economies of scale; (e) sales and redemption data regarding the Portfolio's shares and the Series' interests, and (f) an internal comparison of management fees classified by Lipper, if applicable. At the April 16, 2008 meeting, the Boards requested and subsequently received from BlackRock (i) comprehensive analysis of total expenses on a fund-by-fund basis; (ii) further analysis of investment performance; (iii) further data regarding Portfolio and Series profitability, Portfolio and Series size and Portfolio and Series fee levels; and (iv) additional information on sales and redemptions.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares, services related to the valuation and pricing of portfolio holdings of the Series, allocation of Series brokerage fees (including the benefits of "soft dollars"), and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Portfolio and the Series. The Boards did not identify any particular information as controlling, and each Director may have attributed different weights to the various items considered.

At an in-person meeting held on April 16, 2008, the Boards discussed and considered materials provided. As a result of the discussions, the Boards requested and BlackRock provided additional information, as detailed above, in advance of the June 3 - 4, 2008 Board meeting. At an in-person meeting held on June 3 - 4, 2008, the Boards, including the Independent Directors, unanimously approved the continuation of (a) the Advisory Agreement between the Adviser and the Master LLC with respect to the Series for a one-year term ending June 30, 2009 and (b) the Subadvisory Agreement between the Adviser and the Subadviser with respect to the Series for a one-year term ending June 30, 2009. The Boards considered all factors they believed relevant with respect to the Portfolio and the Series, as relevant, including, among other factors: (i) the nature, extent and quality of the services provided by BlackRock; (ii) the investment performance of the Portfolio and BlackRock portfolio management; (iii) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationships with the Portfolio and the Series; and (iv) economies of scale.

A. Nature, Extent and Quality of the Services: The Boards, including the Independent Directors, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Boards compared the Portfolio's performance -- both including and excluding the effects of the Portfolio's fees and expenses -- to the performance of a comparable group of mutual funds as classified by Lipper and the performance of at least one relevant index or combination of indices. The Boards met with BlackRock's senior management personnel responsible for investment operations, including the senior investment officers. The Boards also reviewed the materials provided by the Series' portfolio management team discussing performance and the Series' investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock's investment personnel generally, and of the Series' portfolio management team; BlackRock's portfolio trading capabilities; BlackRock's use of technology; BlackRock's commitment to compliance; and BlackRock's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards also reviewed BlackRock's compensation structure with respect to the portfolio management team of the Series and BlackRock's ability to attract and retain high-quality talent.


30       BLACKROCK INDEX EQUITY PORTFOLIO              JUNE 30, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement
(continued)

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the Portfolio and the Series. BlackRock and its affiliates provide the Portfolio and the Series, as pertinent, with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Portfolio and the Series by third parties) and officers and other personnel as are necessary for the operations of the Portfolio and the Series. In addition to investment advisory services, BlackRock and its affiliates provide the Portfolio and the Series with other services, including, as pertinent, (a) preparing disclosure documents, such as the prospectus, the statement of additional information and shareholder reports; (b) assisting with daily accounting and pricing; (c) overseeing and coordinating the activities of other service providers; (d) organizing Board meetings and preparing the materials for such Board meetings; (e) providing legal and compliance support; and (f) performing other administrative functions necessary for the operation of the Portfolio and the Series, such as tax reporting and fulfilling regulatory filing requirements. The Boards reviewed the structure and duties of BlackRock's fund administration, accounting, legal and compliance departments.

B. The Investment Performance of the Portfolio, the Series and BlackRock: The Boards, including the Independent Directors, also reviewed and considered the performance history of the Portfolio. In preparation for the April 16, 2008 meeting, the Boards were provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Portfolio's performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper's rankings. In connection with their review, the Boards received and reviewed information regarding the investment performance of the Portfolio as compared to a representative group of similar funds as determined by Lipper and to all funds in the Portfolio's applicable Lipper category. The Boards were provided with a description of the methodology used by Lipper to select peer funds. The Boards regularly review the performance of the Portfolio throughout the year. The Boards attach more importance to performance over relatively long periods of time, typically three to five years.

The Boards noted that the Portfolio's performance was above the median for the Portfolio's Peers in the one- and three-year periods but was slightly below the median for the five-year period reported.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from the Relationship with the Portfolio and the Series: The Boards, including the Independent Directors, reviewed the Series' contractual advisory fee rates compared with the other funds in the Portfolio's Lipper category. They also compared the Portfolio's total expenses to those of other comparable funds. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock's financial condition and profitability with respect to the services it provided the Series. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock and certain affiliates that provide services to the Series. The Boards reviewed BlackRock's profitability with respect to the Series and each fund the Boards currently oversee for the year ended December 31, 2007 compared to aggregated profitability data provided for the year ended December 31, 2005.

In addition, the Boards considered the cost of the services provided to the Portfolio and the Series by BlackRock, and BlackRock's and its affiliates' profits relating to the management and distribution, as pertinent, of the Portfolio and the Series and the other funds advised by BlackRock and its affiliates. As part of their analysis, the Boards reviewed BlackRock's methodology in allocating its costs to the management of the Portfolio and the Series and concluded that there was a reasonable basis for the allocation. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that are expected by the Board.

The Board noted that the Series paid contractual advisory fees, prior to any expense reimbursements, that were lower than or equal to the median of its Peers. The Board also noted that the actual advisory fees paid were less than the contractual advisory fees, as a result of a contractual arrangement with the Adviser that limits the combined administrative and advisory fees of the Portfolio/Series.


            BLACKROCK INDEX EQUITY PORTFOLIO              JUNE 30, 2008       31

Disclosure of Investment Advisory Agreement and Subadvisory Agreement
(concluded)

D. Economies of Scale: The Boards, including the Independent Directors, considered the extent to which economies of scale might be realized as the assets of the Portfolio and the Series increase and whether there should be changes in the advisory fee rate or structure in order to enable the Portfolio and the Series to participate in these economies of scale. The Boards, including the Independent Directors, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Portfolio and the Series. The Boards considered that the funds in the BlackRock fund complex share common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Boards also considered the anticipated efficiencies in the processes of BlackRock's overall operations as it continues to add personnel and commit capital to expand the scale of operations. The Boards found, based on their review of comparable funds, that the Series' management fee is appropriate in light of the scale of the Series.

E. Other Factors: The Board also took into account other ancillary or "fall-out" benefits that BlackRock may derive from its relationship with the Portfolio and the Series, both tangible and intangible, such as BlackRock's ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock's profile in the investment advisory community, and the engagement of BlackRock's affiliates as service providers to the Portfolio and the Series, including for administrative, transfer agency and distribution services. The Boards also noted that BlackRock may use third-party research, obtained by soft dollars generated by transactions in the Series, to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock's brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution throughout the year.

Conclusion

The Boards approved the continuation of (a) the Advisory Agreement between the Adviser and the Master LLC with respect to the Series for a one-year term ending June 30, 2009 and (b) the Subadvisory Agreement between the Adviser and the Subadviser with respect to the Series for a one-year term ending June 30, 2009. Based upon their evaluation of all these factors in their totality, the Boards, including the Independent Directors, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Portfolio and the Series and the Portfolio's shareholders. In arriving at a decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Independent Directors were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Portfolio and the Series reflect the results of several years of review by the Directors and predecessor Directors, and discussions between the Directors (and predecessor Directors) and BlackRock (and predecessor advisers). Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Directors' conclusions may be based in part on their consideration of these arrangements in prior years.


32       BLACKROCK INDEX EQUITY PORTFOLIO              JUNE 30, 2008

Officers and Directors

David O. Beim, Director
Richard S. Davis, Director
Ronald W. Forbes, Co-Chairman of the Board and Director
Henry Gabbay, Director
Dr. Matina Horner, Director
Rodney D. Johnson, Co-Chairman of the Board and Director
Herbert I. London, Director
Cynthia A. Montgomery, Director
Joseph P. Platt, Jr., Director
Robert C. Robb, Jr., Director
Toby Rosenblatt, Director
Kenneth L. Urish, Chairman of the Audit Committee and Director
Frederick W. Winter, Director
Donald C. Burke, Fund/Master LLC President and Chief Executive Officer Anne F. Ackerley, Vice President
Neal J. Andrews, Chief Financial Officer
Jay M. Fife, Treasurer
Brian P. Kindelan, Chief Compliance Officer of the Fund/Master LLC Howard Surloff, Secretary

Custodian

State Street Bank and Trust Company
North Quincy, MA 02171

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.
Wilmington, DE 19809

Accounting Agent

State Street Bank and Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel

Sidley Austin LLP
New York, NY 10019

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


            BLACKROCK INDEX EQUITY PORTFOLIO              JUNE 30, 2008       33

Additional Information (concluded)

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund's website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)    Access the BlackRock website at http://www.blackrock.com/edelivery
2)    Click on the applicable link and follow the steps to sign up
3)    Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's (the "SEC") website at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how the Fund votes proxies relating to securities held in the portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC's website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


34       BLACKROCK INDEX EQUITY PORTFOLIO              JUNE 30, 2008

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Aurora Portfolio
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio*
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock Technology Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Commodity Strategies Fund
BlackRock Emerging Market Debt Portfolio
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio
BlackRock Income Builder Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
  Conservative Prepared Portfolio
  Moderate Prepared Portfolio
  Growth Prepared Portfolio
  Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
  Prepared Portfolio 2010
  Prepared Portfolio 2015
  Prepared Portfolio 2020
  Prepared Portfolio 2025
  Prepared Portfolio 2030
  Prepared Portfolio 2035
  Prepared Portfolio 2040
  Prepared Portfolio 2045
  Prepared Portfolio 2050

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


            BLACKROCK INDEX EQUITY PORTFOLIO              JUNE 30, 2008       35

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolio unless accompanied or preceded by the Portfolio's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BlackRock Index Equity Portfolio
Of BlackRock Funds
100 Bellevue Parkway
Wilmington, DE 19809

                                                                       BLACKROCK

                                                                        #IE-6/08

Item 2 -    Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -    Audit Committee of Listed Registrants - Not Applicable

Item 6 -    Investments
            (a) Schedule of Investments - Master S&P 500 Index Series

Master S&P 500 Index Series of Quantitative Master Series LLC
Schedule of Investments June 30, 2008 (Unaudited)
                                     (Percentages shown are based on Net Assets)

Industry                                              Common Stocks                                      Shares          Value
-----------------------------------------------------------------------------------------------------------------------------------
Aerospace & Defense - 2.7%                            Boeing Co.                                          211,161   $    13,877,501
                                                      General Dynamics Corp.                              111,957         9,426,779
                                                      Goodrich Corp.                                       34,749         1,649,188
                                                      Honeywell International, Inc.                       208,374        10,477,045
                                                      L-3 Communications Holdings, Inc.                    33,767         3,068,407
                                                      Lockheed Martin Corp.                                94,951         9,367,866
                                                      Northrop Grumman Corp.                               96,162         6,433,238
                                                      Precision Castparts Corp.                            39,100         3,768,067
                                                      Raytheon Co.                                        118,883         6,690,735
                                                      Rockwell Collins, Inc.                               45,216         2,168,559
                                                      United Technologies Corp.                           273,511        16,875,629
                                                                                                                    ---------------
                                                                                                                         83,803,014
-----------------------------------------------------------------------------------------------------------------------------------
Air Freight & Logistics - 1.0%                        C.H. Robinson Worldwide, Inc.                        47,992         2,631,881
                                                      Expeditors International Washington, Inc.            59,200         2,545,600
                                                      FedEx Corp.                                          87,156         6,867,021
                                                      United Parcel Service, Inc. Class B (a)             286,887        17,634,944
                                                                                                                    ---------------
                                                                                                                         29,679,446
-----------------------------------------------------------------------------------------------------------------------------------
Airlines - 0.1%                                       Southwest Airlines Co.                              203,870         2,658,465
-----------------------------------------------------------------------------------------------------------------------------------
Auto Components - 0.2%                                The Goodyear Tire & Rubber Co. (b)                   64,983         1,158,647
                                                      Johnson Controls, Inc. (a)                          165,870         4,757,152
                                                                                                                    ---------------
                                                                                                                          5,915,799
-----------------------------------------------------------------------------------------------------------------------------------
Automobiles - 0.2%                                    Ford Motor Co. (a)(b)                               626,797         3,014,894
                                                      General Motors Corp. (a)                            159,198         1,830,777
                                                      Harley-Davidson, Inc. (a)                            66,529         2,412,342
                                                                                                                    ---------------
                                                                                                                          7,258,013
-----------------------------------------------------------------------------------------------------------------------------------
Beverages - 2.5%                                      Anheuser-Busch Cos., Inc.                           203,009        12,610,919
                                                      Brown-Forman Corp. Class B                           25,613         1,935,574
                                                      The Coca-Cola Co.                                   561,383        29,180,688
                                                      Coca-Cola Enterprises, Inc.                          84,223         1,457,058
                                                      Constellation Brands, Inc. Class A (b)               58,156         1,154,978
                                                      Molson Coors Brewing Co. Class B                     37,700         2,048,241
                                                      Pepsi Bottling Group, Inc.                           38,673         1,079,750
                                                      PepsiCo, Inc.                                       445,724        28,343,589
                                                                                                                    ---------------
                                                                                                                         77,810,797
-----------------------------------------------------------------------------------------------------------------------------------
Biotechnology - 1.5%                                  Amgen, Inc. (b)                                     305,940        14,428,130
                                                      Biogen Idec, Inc. (b)                                82,322         4,600,977
                                                      Celgene Corp. (b)                                   122,536         7,826,374
                                                      Genzyme Corp. (b)                                    75,123         5,410,358
                                                      Gilead Sciences, Inc. (b)                           259,282        13,728,982
                                                                                                                    ---------------
                                                                                                                         45,994,821
-----------------------------------------------------------------------------------------------------------------------------------
Building Products - 0.1%                              Masco Corp. (a)                                     101,707         1,599,851
-----------------------------------------------------------------------------------------------------------------------------------
Capital Markets - 2.8%                                American Capital Strategies Ltd. (a)                 57,000         1,354,890
                                                      Ameriprise Financial, Inc.                           62,473         2,540,777
                                                      The Bank of New York Mellon Corp.                   321,477        12,161,475
                                                      The Charles Schwab Corp.                          1,963,246         5,360,817
                                                      E*Trade Financial Corp. (a)(b)                      139,082           436,717

See Notes to Financial Statements.

Master S&P 500 Index Series of Quantitative Master Series LLC
Schedule of Investments June 30, 2008 (Unaudited)
                                     (Percentages shown are based on Net Assets)

Industry                                              Common Stocks                                      Shares          Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Federated Investors, Inc. Class B                    24,148   $       831,174
                                                      Franklin Resources, Inc. (a)                         43,822         4,016,286
                                                      The Goldman Sachs Group, Inc. (a)                   110,783        19,375,947
                                                      Janus Capital Group, Inc.                            41,132         1,088,764
                                                      Legg Mason, Inc.                                     38,354         1,671,084
                                                      Lehman Brothers Holdings, Inc. (a)                  195,776         3,878,323
                                                      Merrill Lynch & Co., Inc. (a)(c)                    276,938         8,781,704
                                                      Morgan Stanley                                      311,133        11,222,567
                                                      Northern Trust Corp.                                 53,861         3,693,249
                                                      State Street Corp.                                  119,915         7,673,361
                                                      T. Rowe Price Group, Inc.                            72,940         4,118,922
                                                                                                                    ---------------
                                                                                                                         88,206,057
-----------------------------------------------------------------------------------------------------------------------------------
Chemicals - 2.1%                                      Air Products & Chemicals, Inc.                       59,218         5,854,291
                                                      Ashland, Inc.                                        18,332           883,602
                                                      The Dow Chemical Co.                                261,453         9,127,324
                                                      E.I. du Pont de Nemours & Co.                       253,137        10,857,046
                                                      Eastman Chemical Co.                                 22,362         1,539,847
                                                      Ecolab, Inc.                                         52,195         2,243,863
                                                      Hercules, Inc.                                       29,202           494,390
                                                      International Flavors & Fragrances, Inc.             23,964           936,034
                                                      Monsanto Co.                                        154,172        19,493,508
                                                      PPG Industries, Inc.                                 46,147         2,647,453
                                                      Praxair, Inc.                                        87,957         8,289,068
                                                      Rohm & Haas Co.                                      34,826         1,617,319
                                                      Sigma-Aldrich Corp.                                  36,245         1,952,156
                                                                                                                    ---------------
                                                                                                                         65,935,901
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Banks - 2.2%                               BB&T Corp. (a)                                      153,696         3,499,658
                                                      Comerica, Inc.                                       42,243         1,082,688
                                                      Fifth Third Bancorp (a)                             160,897         1,637,931
                                                      First Horizon National Corp.                         58,198           432,411
                                                      Huntington Bancshares, Inc. (a)                     103,029           594,477
                                                      KeyCorp (a)                                         133,182         1,462,338
                                                      M&T Bank Corp. (a)                                   20,766         1,464,834
                                                      Marshall & Ilsley Corp.                              68,921         1,056,559
                                                      National City Corp. (a)                             213,805         1,019,850
                                                      The PNC Financial Services Group, Inc. (c)           97,149         5,547,208
                                                      Regions Financial Corp. (a)                         195,348         2,131,247
                                                      SunTrust Banks, Inc.                                 98,911         3,582,556
                                                      U.S. Bancorp (a)                                    489,111        13,641,306
                                                      Wachovia Corp. (a)                                  600,861         9,331,371
                                                      Wells Fargo & Co. (a)                               928,090        22,042,138
                                                      Zions Bancorporation (a)                             30,230           951,943
                                                                                                                    ---------------
                                                                                                                         69,478,515
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Services & Supplies - 0.5%                 Allied Waste Industries, Inc. (b)                    88,342         1,114,876
                                                      Avery Dennison Corp.                                 28,312         1,243,746
                                                      Cintas Corp.                                         40,797         1,081,528
                                                      Equifax, Inc.                                        38,854         1,306,271

See Notes to Financial Statements.

Master S&P 500 Index Series of Quantitative Master Series LLC
Schedule of Investments June 30, 2008 (Unaudited)
                                     (Percentages shown are based on Net Assets)

Industry                                              Common Stocks                                      Shares          Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Monster Worldwide, Inc. (b)                          33,751   $       695,608
                                                      Pitney Bowes, Inc.                                   60,462         2,061,754
                                                      R.R. Donnelley & Sons Co.                            58,422         1,734,549
                                                      Robert Half International, Inc.                      46,792         1,121,604
                                                      Waste Management, Inc.                              137,895         5,200,020
                                                                                                                    ---------------
                                                                                                                         15,559,956
-----------------------------------------------------------------------------------------------------------------------------------
Communications Equipment - 2.5%                       Ciena Corp. (b)                                      25,301           586,224
                                                      Cisco Systems, Inc. (b)                           1,660,104        38,614,019
                                                      Corning, Inc.                                       442,549        10,200,754
                                                      JDS Uniphase Corp. (b)                               57,372           651,746
                                                      Juniper Networks, Inc. (b)                          147,483         3,271,173
                                                      Motorola, Inc. (a)                                  633,908         4,652,885
                                                      QUALCOMM, Inc.                                      454,901        20,183,957
                                                      Tellabs, Inc. (b)                                   120,584           560,716
                                                                                                                    ---------------
                                                                                                                         78,721,474
-----------------------------------------------------------------------------------------------------------------------------------
Computers & Peripherals - 4.7%                        Apple, Inc. (b)                                     247,803        41,492,134
                                                      Dell, Inc. (a)(b)                                   567,921        12,426,111
                                                      EMC Corp. (b)                                       581,038         8,535,448
                                                      Hewlett-Packard Co.                                 693,111        30,642,437
                                                      International Business Machines Corp.               385,991        45,751,513
                                                      Lexmark International, Inc. Class A (b)              26,644           890,709
                                                      NetApp, Inc. (b)                                     96,500         2,090,190
                                                      QLogic Corp. (b)                                     40,181           586,241
                                                      SanDisk Corp. (b)                                    63,147         1,180,849
                                                      Sun Microsystems, Inc. (b)                          219,832         2,391,772
                                                      Teradata Corp. (b)                                   51,600         1,194,024
                                                                                                                    ---------------
                                                                                                                        147,181,428
-----------------------------------------------------------------------------------------------------------------------------------
Construction & Engineering - 0.2%                     Fluor Corp.                                          24,918         4,636,741
                                                      Jacobs Engineering Group, Inc. (b)                   34,200         2,759,940
                                                                                                                    ---------------
                                                                                                                          7,396,681
-----------------------------------------------------------------------------------------------------------------------------------
Construction Materials - 0.1%                         Vulcan Materials Co. (a)                             30,772         1,839,550
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Finance - 0.7%                               American Express Co.                                325,574        12,264,373
                                                      Capital One Financial Corp. (a)                     105,419         4,006,976
                                                      Discover Financial Services, Inc.                   134,766         1,774,868
                                                      SLM Corp. (b)                                       131,173         2,538,198
                                                                                                                    ---------------
                                                                                                                         20,584,415
-----------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging - 0.1%                         Ball Corp.                                           30,433         1,452,871
                                                      Bemis Co.                                            29,030           650,853
                                                      Pactiv Corp. (b)                                     36,589           776,784
                                                      Sealed Air Corp.                                     46,287           879,916
                                                                                                                    ---------------
                                                                                                                          3,760,424
-----------------------------------------------------------------------------------------------------------------------------------
Distributors - 0.1%                                   Genuine Parts Co.                                    47,697         1,892,617
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Consumer Services - 0.1%                  Apollo Group, Inc. Class A (b)                       38,731         1,714,234
                                                      H&R Block, Inc.                                      96,736         2,070,150
                                                                                                                    ---------------
                                                                                                                          3,784,384
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services - 3.3%                 Bank of America Corp.                             1,258,053        30,029,725

See Notes to Financial Statements.

Master S&P 500 Index Series of Quantitative Master Series LLC
Schedule of Investments June 30, 2008 (Unaudited)
                                     (Percentages shown are based on Net Assets)

Industry                                              Common Stocks                                      Shares          Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                      CIT Group, Inc.                                      79,489   $       541,320
                                                      CME Group, Inc. (a)                                  15,350         5,881,966
                                                      Citigroup, Inc.                                   1,529,979        25,642,448
                                                      IntercontinentalExchange, Inc. (b)                   19,800         2,257,200
                                                      JPMorgan Chase & Co.                                970,448        33,296,078
                                                      Leucadia National Corp.                              48,000         2,253,120
                                                      Moody's Corp. (a)                                    57,055         1,964,974
                                                      NYSE Euronext (a)                                    74,400         3,769,104
                                                                                                                    ---------------
                                                                                                                        105,635,935
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication                         AT&T Inc.                                         1,669,591        56,248,521
Services - 2.9%                                       CenturyTel, Inc.                                     31,315         1,114,501
                                                      Citizens Communications Co. (a)                      96,004         1,088,685
                                                      Embarq Corp.                                         40,256         1,902,901
                                                      Qwest Communications International Inc. (a)         427,726         1,680,963
                                                      Verizon Communications, Inc.                        801,157        28,360,958
                                                      Windstream Corp.                                    124,940         1,541,760
                                                                                                                    ---------------
                                                                                                                         91,938,289
-----------------------------------------------------------------------------------------------------------------------------------
Electric Utilities - 2.3%                             Allegheny Energy, Inc.                               47,218         2,366,094
                                                      American Electric Power Co., Inc.                   112,855         4,540,157
                                                      Duke Energy Corp.                                   355,434         6,177,443
                                                      Edison International                                 90,547         4,652,305
                                                      Entergy Corp.                                        53,770         6,478,210
                                                      Exelon Corp.                                        184,311        16,580,618
                                                      FPL Group, Inc.                                     114,664         7,519,665
                                                      FirstEnergy Corp.                                    85,634         7,050,247
                                                      PPL Corp.                                           104,869         5,481,503
                                                      Pepco Holdings, Inc.                                 55,384         1,420,600
                                                      Pinnacle West Capital Corp.                          25,458           783,343
                                                      Progress Energy, Inc.                                73,460         3,072,832
                                                      Progress Energy, Inc. (b)                               900               297
                                                      The Southern Co.                                    215,600         7,528,752
                                                                                                                    ---------------
                                                                                                                         73,652,066
-----------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment - 0.5%                           Cooper Industries Ltd. Class A                       50,350         1,988,825
                                                      Emerson Electric Co.                                219,430        10,850,814
                                                      Rockwell Automation, Inc.                            41,211         1,802,157
                                                                                                                    ---------------
                                                                                                                         14,641,796
-----------------------------------------------------------------------------------------------------------------------------------
Electronic Equipment &                                Agilent Technologies, Inc. (b)                      101,249         3,598,389
Instruments - 0.3%                                    Jabil Circuit, Inc.                                  53,086           871,141
                                                      Molex, Inc.                                          41,140         1,004,227
                                                      Tyco Electronics Ltd.                               134,301         4,810,662
                                                                                                                    ---------------
                                                                                                                         10,284,419
-----------------------------------------------------------------------------------------------------------------------------------
Energy Equipment & Services - 3.6%                    BJ Services Co.                                      82,633         2,639,298
                                                      Baker Hughes, Inc.                                   86,545         7,558,840
                                                      Cameron International Corp. (b)                      60,900         3,370,815
                                                      ENSCO International, Inc.                            40,609         3,278,771
                                                      Halliburton Co.                                     245,151        13,010,164

See Notes to Financial Statements.

Master S&P 500 Index Series of Quantitative Master Series LLC
Schedule of Investments June 30, 2008 (Unaudited)
                                     (Percentages shown are based on Net Assets)

Industry                                              Common Stocks                                      Shares          Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Nabors Industries Ltd. (a)(b)                        79,079   $     3,893,059
                                                      National Oilwell Varco, Inc. (b)                    116,690        10,352,737
                                                      Noble Corp.                                          75,546         4,907,468
                                                      Rowan Cos., Inc.                                     31,640         1,479,170
                                                      Schlumberger Ltd.                                   335,290        36,020,205
                                                      Smith International, Inc.                            57,401         4,772,319
                                                      Transocean, Inc.                                     89,575        13,650,334
                                                      Weatherford International Ltd. (b)                  190,978         9,470,599
                                                                                                                    ---------------
                                                                                                                        114,403,779
-----------------------------------------------------------------------------------------------------------------------------------
Food & Staples Retailing - 2.7%                       CVS Caremark Corp.                                  401,652        15,893,370
                                                      Costco Wholesale Corp.                              121,724         8,537,721
                                                      The Kroger Co.                                      185,941         5,368,117
                                                      SUPERVALU, Inc.                                      57,410         1,773,395
                                                      SYSCO Corp. (a)                                     168,215         4,627,595
                                                      Safeway, Inc.                                       123,110         3,514,790
                                                      Wal-Mart Stores, Inc.                               653,909        36,749,686
                                                      Walgreen Co.                                        278,344         9,048,963
                                                      Whole Foods Market, Inc. (a)                         39,382           932,960
                                                                                                                    ---------------
                                                                                                                         86,446,597
-----------------------------------------------------------------------------------------------------------------------------------
Food Products - 1.5%                                  Archer Daniels Midland Co.                          180,918         6,105,983
                                                      Campbell Soup Co.                                    60,562         2,026,405
                                                      ConAgra Foods, Inc.                                 133,420         2,572,338
                                                      Dean Foods Co. (a)(b)                                39,049           766,141
                                                      General Mills, Inc.                                  94,160         5,722,103
                                                      H.J. Heinz Co.                                       88,607         4,239,845
                                                      The Hershey Co. (a)                                  47,246         1,548,724
                                                      Kellogg Co.                                          71,286         3,423,154
                                                      Kraft Foods, Inc.                                   426,051        12,121,151
                                                      McCormick & Co., Inc.                                37,348         1,331,830
                                                      Sara Lee Corp.                                      198,605         2,432,911
                                                      Tyson Foods, Inc. Class A                            74,645         1,115,196
                                                      Wm. Wrigley Jr. Co.                                  61,919         4,816,060
                                                                                                                    ---------------
                                                                                                                         48,221,841
-----------------------------------------------------------------------------------------------------------------------------------
Gas Utilities - 0.1%                                  Nicor, Inc.                                          12,058           513,550
                                                      Questar Corp.                                        48,496         3,445,156
                                                                                                                    ---------------
                                                                                                                          3,958,706
-----------------------------------------------------------------------------------------------------------------------------------
Health Care Equipment & Supplies - 2.1%               Baxter International, Inc.                          176,277        11,271,151
                                                      Becton Dickinson & Co.                               68,624         5,579,131
                                                      Boston Scientific Corp. (b)                         377,713         4,642,093
                                                      C.R. Bard, Inc.                                      27,906         2,454,333
                                                      Covidien Ltd.                                       139,901         6,699,859
                                                      Hospira, Inc. (b)                                    42,827         1,717,791
                                                      Intuitive Surgical, Inc. (b)                         10,878         2,930,533
                                                      Medtronic, Inc.                                     315,557        16,330,075
                                                      St. Jude Medical, Inc. (b)                           95,215         3,892,389
                                                      Stryker Corp.                                        66,139         4,158,820
                                                      Varian Medical Systems, Inc. (b)                     36,809         1,908,547

See Notes to Financial Statements.

Master S&P 500 Index Series of Quantitative Master Series LLC
Schedule of Investments June 30, 2008 (Unaudited)
                                     (Percentages shown are based on Net Assets)

Industry                                              Common Stocks                                      Shares          Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Zimmer Holdings, Inc. (b)                            65,010   $     4,423,931
                                                                                                                    ---------------
                                                                                                                         66,008,653
-----------------------------------------------------------------------------------------------------------------------------------
Health Care Providers & Services - 1.8%               Aetna, Inc.                                         136,211         5,520,632
                                                      AmerisourceBergen Corp.                              46,991         1,879,170
                                                      Cardinal Health, Inc.                               100,316         5,174,299
                                                      Cigna Corp.                                          77,557         2,744,742
                                                      Coventry Health Care, Inc. (a)(b)                    44,599         1,356,702
                                                      Express Scripts, Inc. (a)(b)                         70,570         4,426,150
                                                      Humana, Inc. (b)                                     47,584         1,892,416
                                                      Laboratory Corp. of America Holdings (b)             31,323         2,181,020
                                                      McKesson Corp.                                       77,891         4,354,886
                                                      Medco Health Solutions, Inc. (b)                    142,336         6,718,259
                                                      Patterson Cos., Inc. (b)                             39,766         1,168,723
                                                      Quest Diagnostics, Inc. (a)                          45,442         2,202,574
                                                      Tenet Healthcare Corp. (b)                          129,185           718,269
                                                      UnitedHealth Group, Inc.                            345,345         9,065,306
                                                      WellPoint, Inc. (b)                                 147,834         7,045,768
                                                                                                                    ---------------
                                                                                                                         56,448,916
-----------------------------------------------------------------------------------------------------------------------------------
Health Care Technology - 0.0%                         IMS Health, Inc.                                     53,501         1,246,573
-----------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure - 1.2%                  Carnival Corp. (a)                                  122,785         4,046,994
                                                      Darden Restaurants, Inc.                             39,359         1,257,126
                                                      International Game Technology                        86,968         2,172,461
                                                      Marriott International, Inc. Class A                 84,419         2,215,155
                                                      McDonald's Corp. (a)                                318,601        17,911,748
                                                      Starbucks Corp. (b)                                 204,691         3,221,836
                                                      Starwood Hotels & Resorts Worldwide, Inc. (a)        52,511         2,104,116
                                                      Wendy's International, Inc.                          27,533           749,448
                                                      Wyndham Worldwide Corp.                              54,185           970,453
                                                      Yum! Brands, Inc. (a)                               133,182         4,673,356
                                                                                                                    ---------------
                                                                                                                         39,322,693
-----------------------------------------------------------------------------------------------------------------------------------
Household Durables - 0.4%                             Black & Decker Corp.                                 17,407         1,001,077
                                                      Centex Corp.                                         34,754           464,661
                                                      D.R. Horton, Inc.                                    77,311           838,824
                                                      Fortune Brands, Inc.                                 41,751         2,605,680
                                                      Harman International Industries, Inc.                17,457           722,545
                                                      KB Home (a)                                          21,691           367,229
                                                      Leggett & Platt, Inc.                                49,552           830,987
                                                      Lennar Corp. Class A                                 39,391           486,085
                                                      Newell Rubbermaid, Inc.                              75,333         1,264,841
                                                      Pulte Homes, Inc. (a)                                60,125           579,004
                                                      Snap-On, Inc.                                        16,079           836,269
                                                      The Stanley Works                                    22,289           999,216
                                                      Whirlpool Corp. (a)                                  21,097         1,302,318
                                                                                                                    ---------------
                                                                                                                         12,298,736
-----------------------------------------------------------------------------------------------------------------------------------
Household Products - 2.3%                             Clorox Co.                                           38,737         2,022,071
                                                      Colgate-Palmolive Co. (a)                           142,684         9,859,464

See Notes to Financial Statements.

Master S&P 500 Index Series of Quantitative Master Series LLC
Schedule of Investments June 30, 2008 (Unaudited)
                                     (Percentages shown are based on Net Assets)

Industry                                              Common Stocks                                      Shares          Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Kimberly-Clark Corp.                                117,555   $     7,027,438
                                                      The Procter & Gamble Co.                            857,994        52,174,615
                                                                                                                    ---------------
                                                                                                                         71,083,588
-----------------------------------------------------------------------------------------------------------------------------------
IT Services - 0.9%                                    Affiliated Computer Services, Inc. Class A (b)       29,138         1,558,592
                                                      Automatic Data Processing, Inc.                     145,643         6,102,442
                                                      Cognizant Technology Solutions Corp. (b)             80,002         2,600,865
                                                      Computer Sciences Corp. (b)                          42,451         1,988,405
                                                      Convergys Corp. (b)                                  37,581           558,454
                                                      Electronic Data Systems Corp.                       144,972         3,572,110
                                                      Fidelity National Information Services, Inc.         46,064         1,700,222
                                                      Fiserv, Inc. (b)                                     44,082         2,000,000
                                                      Paychex, Inc.                                        90,179         2,820,799
                                                      Total System Services, Inc. (a)                      56,100         1,246,542
                                                      Unisys Corp. (b)                                     91,890           362,966
                                                      The Western Union Co.                               207,953         5,140,598
                                                                                                                    ---------------
                                                                                                                         29,651,995
-----------------------------------------------------------------------------------------------------------------------------------
Independent Power Producers & Energy Traders - 0.3%   The AES Corp. (b)                                   188,763         3,626,137
                                                      Constellation Energy Group, Inc.                     50,149         4,117,233
                                                      Dynegy, Inc. Class A (b)                            129,851         1,110,226
                                                                                                                    ---------------
                                                                                                                          8,853,596
-----------------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates - 3.1%                       3M Co.                                              197,885        13,770,817
                                                      General Electric Co.                              2,801,137        74,762,347
                                                      Textron, Inc.                                        68,938         3,304,198
                                                      Tyco International Ltd.                             135,501         5,425,460
                                                                                                                    ---------------
                                                                                                                         97,262,822
-----------------------------------------------------------------------------------------------------------------------------------
Insurance - 3.5%                                      ACE Ltd.                                             93,531         5,152,623
                                                      AON Corp.                                            83,931         3,855,790
                                                      Aflac, Inc.                                         133,574         8,388,447
                                                      The Allstate Corp.                                  154,800         7,057,332
                                                      American International Group, Inc. (a)              755,593        19,992,991
                                                      Assurant, Inc.                                       26,452         1,744,774
                                                      Chubb Corp.                                         102,697         5,033,180
                                                      Cincinnati Financial Corp.                           47,962         1,218,235
                                                      Genworth Financial, Inc. Class A                    120,475         2,145,660
                                                      Hartford Financial Services Group, Inc.              88,424         5,709,538
                                                      Lincoln National Corp.                               72,831         3,300,701
                                                      Loews Corp.                                         101,770         4,773,013
                                                      MBIA, Inc. (a)                                       62,159           272,878
                                                      Marsh & McLennan Cos., Inc.                         143,760         3,816,828
                                                      MetLife, Inc.                                       199,646        10,535,319
                                                      Principal Financial Group, Inc.                      72,798         3,055,332
                                                      The Progressive Corp.                               190,447         3,565,168
                                                      Prudential Financial, Inc.                          122,539         7,320,480
                                                      Safeco Corp.                                         23,994         1,611,437
                                                      Torchmark Corp.                                      26,220         1,537,803
                                                      The Travelers Cos., Inc.                            169,946         7,375,656

See Notes to Financial Statements.

Master S&P 500 Index Series of Quantitative Master Series LLC
Schedule of Investments June 30, 2008 (Unaudited)
                                     (Percentages shown are based on Net Assets)

Industry                                              Common Stocks                                      Shares          Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                      UnumProvident Corp.                                  95,667   $     1,956,390
                                                      XL Capital Ltd. Class A                              48,835         1,004,048
                                                                                                                    ---------------
                                                                                                                        110,423,623
-----------------------------------------------------------------------------------------------------------------------------------
Internet & Catalog Retail - 0.3%                      Amazon.com, Inc. (b)                                 86,860         6,369,444
                                                      Expedia, Inc. (b)                                    57,800         1,062,364
                                                      IAC/InterActiveCorp (b)                              51,227           987,657
                                                                                                                    ---------------
                                                                                                                          8,419,465
-----------------------------------------------------------------------------------------------------------------------------------
Internet Software & Services - 1.7%                   Akamai Technologies, Inc. (b)                        47,300         1,645,567
                                                      eBay, Inc. (b)                                      310,688         8,491,103
                                                      Google, Inc. Class A (b)                             65,319        34,385,228
                                                      VeriSign, Inc. (b)                                   54,673         2,066,639
                                                      Yahoo! Inc. (b)                                     386,640         7,987,982
                                                                                                                    ---------------
                                                                                                                         54,576,519
-----------------------------------------------------------------------------------------------------------------------------------
Leisure Equipment & Products - 0.1%                   Eastman Kodak Co. (a)                                80,627         1,163,448
                                                      Hasbro, Inc.                                         39,004         1,393,223
                                                      Mattel, Inc.                                        101,988         1,746,035
                                                                                                                    ---------------
                                                                                                                          4,302,706
-----------------------------------------------------------------------------------------------------------------------------------
Life Sciences Tools & Services - 0.4%                 Applera Corp. - Applied Biosystems Group (b)         46,686         1,563,047
                                                      Millipore Corp. (b)                                  13,583           921,742
                                                      PerkinElmer, Inc.                                    31,061           865,049
                                                      Thermo Fisher Scientific, Inc. (b)                  117,566         6,551,953
                                                      Waters Corp. (b)                                     29,869         1,926,551
                                                                                                                    ---------------
                                                                                                                         11,828,342
-----------------------------------------------------------------------------------------------------------------------------------
Machinery - 1.9%                                      Caterpillar, Inc.                                   172,816        12,757,277
                                                      Cummins, Inc.                                        56,762         3,719,046
                                                      Danaher Corp. (a)                                    71,551         5,530,892
                                                      Deere & Co.                                         121,108         8,735,520
                                                      Dover Corp.                                          53,187         2,572,655
                                                      Eaton Corp.                                          46,223         3,927,568
                                                      ITT Corp.                                            50,282         3,184,359
                                                      Illinois Tool Works, Inc.                           111,529         5,298,743
                                                      Ingersoll-Rand Co. Class A                           87,855         3,288,413
                                                      Manitowoc Co.                                        35,800         1,164,574
                                                      PACCAR, Inc.                                        102,577         4,290,796
                                                      Pall Corp.                                           34,075         1,352,096
                                                      Parker Hannifin Corp.                                46,768         3,335,494
                                                      Terex Corp. (b)                                      28,234         1,450,381
                                                                                                                    ---------------
                                                                                                                         60,607,814
-----------------------------------------------------------------------------------------------------------------------------------
Media - 2.8%                                          CBS Corp. Class B                                   190,512         3,713,079
                                                      Clear Channel Communications, Inc.                  143,275         5,043,280
                                                      Comcast Corp. Class A                               831,509        15,773,726
                                                      Comcast Corp. Special Class A                           557            10,449
                                                      The DIRECTV Group, Inc. (b)                         199,668         5,173,398
                                                      Gannett Co., Inc. (a)                                62,025         1,344,082
                                                      Interpublic Group of Cos., Inc. (a)(b)              122,946         1,057,336
                                                      The McGraw-Hill Cos., Inc. (a)                       90,101         3,614,852

See Notes to Financial Statements.

Master S&P 500 Index Series of Quantitative Master Series LLC
Schedule of Investments June 30, 2008 (Unaudited)
                                     (Percentages shown are based on Net Assets)

Industry                                              Common Stocks                                      Shares          Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Meredith Corp.                                       11,745   $       332,266
                                                      The New York Times Co. Class A (a)                   40,498           623,264
                                                      News Corp. Class A                                  647,293         9,735,287
                                                      Omnicom Group Inc.                                   90,014         4,039,828
                                                      Scripps Networks Interactive (b)                     25,400           974,090
                                                      Time Warner, Inc.                                 1,005,697        14,884,316
                                                      Viacom, Inc. Class B (b)                            177,829         5,430,898
                                                      Walt Disney Co.                                     535,440        16,705,728
                                                      The Washington Post Co. Class B                       1,652           969,559
                                                                                                                    ---------------
                                                                                                                         89,425,438
-----------------------------------------------------------------------------------------------------------------------------------
Metals & Mining - 1.4%                                AK Steel Holding Corp.                               31,700         2,187,300
                                                      Alcoa, Inc.                                         229,028         8,157,977
                                                      Allegheny Technologies, Inc.                         27,413         1,625,043
                                                      Freeport-McMoRan Copper & Gold, Inc. Class B (a)    107,675        12,618,433
                                                      Newmont Mining Corp.                                127,577         6,654,416
                                                      Nucor Corp.                                          88,131         6,580,742
                                                      Titanium Metals Corp. (a)                            25,100           351,149
                                                      United States Steel Corp.                            33,131         6,121,946
                                                                                                                    ---------------
                                                                                                                         44,297,006
-----------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities - 1.2%                                Ameren Corp.                                         55,962         2,363,275
                                                      CMS Energy Corp.                                     71,731         1,068,792
                                                      CenterPoint Energy, Inc.                             87,258         1,400,491
                                                      Consolidated Edison, Inc.                            76,602         2,994,372
                                                      DTE Energy Co.                                       45,453         1,929,025
                                                      Dominion Resources, Inc.                            161,918         7,689,486
                                                      Integrys Energy Group, Inc.                          20,770         1,055,739
                                                      NiSource, Inc.                                       69,915         1,252,877
                                                      PG&E Corp.                                           98,331         3,902,757
                                                      Public Service Enterprise Group, Inc.               142,900         6,563,397
                                                      Sempra Energy                                        70,338         3,970,580
                                                      TECO Energy, Inc.                                    54,916         1,180,145
                                                      Xcel Energy, Inc.                                   115,026         2,308,572
                                                                                                                    ---------------
                                                                                                                         37,679,508
-----------------------------------------------------------------------------------------------------------------------------------
Multiline Retail - 0.7%                               Big Lots, Inc. (b)                                   22,982           717,958
                                                      Dillard's, Inc. Class A (a)                          21,350           247,019
                                                      Family Dollar Stores, Inc.                           39,133           780,312
                                                      J.C. Penney Co., Inc.                                62,354         2,262,827
                                                      Kohl's Corp. (b)                                     86,154         3,449,606
                                                      Macy's, Inc.                                        118,166         2,294,784
                                                      Nordstrom, Inc.                                      49,332         1,494,760
                                                      Sears Holdings Corp. (a)(b)                          19,677         1,449,408
                                                      Target Corp.                                        218,764        10,170,338
                                                                                                                    ---------------
                                                                                                                         22,867,012
-----------------------------------------------------------------------------------------------------------------------------------
Office Electronics - 0.1%                             Xerox Corp.                                         252,761         3,427,439
-----------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels - 12.5%                   Anadarko Petroleum Corp.                            131,587         9,847,971
                                                      Apache Corp.                                         93,703        13,024,717

See Notes to Financial Statements.

Master S&P 500 Index Series of Quantitative Master Series LLC
Schedule of Investments June 30, 2008 (Unaudited)
                                     (Percentages shown are based on Net Assets)

Industry                                              Common Stocks                                      Shares          Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Cabot Oil & Gas Corp. Class A                        27,500   $     1,862,575
                                                      Chesapeake Energy Corp.                             135,161         8,915,220
                                                      Chevron Corp.                                       581,229        57,617,231
                                                      ConocoPhillips                                      433,505        40,918,537
                                                      Consol Energy, Inc.                                  51,348         5,769,975
                                                      Devon Energy Corp.                                  125,364        15,063,738
                                                      EOG Resources, Inc.                                  69,822         9,160,646
                                                      El Paso Corp.                                       197,359         4,290,585
                                                      Exxon Mobil Corp. (d)                             1,484,827       130,857,804
                                                      Hess Corp.                                           78,984         9,966,991
                                                      Marathon Oil Corp.                                  198,958        10,319,951
                                                      Massey Energy Co.                                    22,600         2,118,750
                                                      Murphy Oil Corp.                                     53,359         5,231,850
                                                      Noble Energy, Inc.                                   48,200         4,846,992
                                                      Occidental Petroleum Corp.                          230,619        20,723,423
                                                      Peabody Energy Corp.                                 76,342         6,721,913
                                                      Range Resources Corp.                                43,400         2,844,436
                                                      Southwestern Energy Co. (b)                          96,100         4,575,321
                                                      Spectra Energy Corp.                                177,361         5,097,355
                                                      Sunoco, Inc.                                         32,808         1,334,958
                                                      Tesoro Corp.                                         38,700           765,099
                                                      Valero Energy Corp.                                 148,560         6,117,701
                                                      Williams Cos., Inc.                                 164,267         6,621,603
                                                      XTO Energy, Inc.                                    143,503         9,831,391
                                                                                                                    ---------------
                                                                                                                        394,446,733
-----------------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products - 0.2%                        International Paper Co.                             120,184         2,800,287
                                                      MeadWestvaco Corp.                                   54,115         1,290,102
                                                      Weyerhaeuser Co. (a)                                 59,412         3,038,330
                                                                                                                    ---------------
                                                                                                                          7,128,719
-----------------------------------------------------------------------------------------------------------------------------------
Personal Products - 0.2%                              Avon Products, Inc.                                 119,958         4,320,887
                                                      The Estee Lauder Cos., Inc. Class A (a)              31,632         1,469,306
                                                                                                                    ---------------
                                                                                                                          5,790,193
-----------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals - 6.1%                                Abbott Laboratories                                 433,754        22,975,949
                                                      Allergan, Inc.                                       85,908         4,471,511
                                                      Barr Pharmaceuticals, Inc. (b)                       29,059         1,309,980
                                                      Bristol-Myers Squibb Co.                            556,331        11,421,475
                                                      Eli Lilly & Co.                                     277,956        12,830,449
                                                      Forest Laboratories, Inc. (b)                        85,674         2,976,315
                                                      Johnson & Johnson                                   792,037        50,959,661
                                                      King Pharmaceuticals, Inc. (b)                       64,873           679,220
                                                      Merck & Co., Inc.                                   603,225        22,735,550
                                                      Mylan, Inc. (a)                                      85,643         1,033,711
                                                      Pfizer, Inc.                                      1,901,230        33,214,488
                                                      Schering-Plough Corp.                               455,622         8,971,197
                                                      Watson Pharmaceuticals, Inc. (b)                     29,507           801,705
                                                      Wyeth                                               374,734        17,972,243
                                                                                                                    ---------------
                                                                                                                        192,353,454
-----------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Master S&P 500 Index Series of Quantitative Master Series LLC
Schedule of Investments June 30, 2008 (Unaudited)
                                     (Percentages shown are based on Net Assets)

Industry                                              Common Stocks                                      Shares          Value
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts                         Apartment Investment & Management Co. Class A        26,066   $       887,808
(REITs) - 1.2%                                        AvalonBay Communities, Inc.                          21,668         1,931,919
                                                      Boston Properties, Inc. (a)                          33,646         3,035,542
                                                      Developers Diversified Realty Corp. (a)              36,075         1,252,163
                                                      Equity Residential                                   76,036         2,909,898
                                                      General Growth Properties, Inc. (a)                  75,200         2,634,256
                                                      HCP, Inc.                                            63,100         2,007,211
                                                      Host Marriott Corp.                                 146,895         2,005,117
                                                      Kimco Realty Corp. (a)                               68,241         2,355,679
                                                      Plum Creek Timber Co., Inc. (a)                      48,130         2,055,632
                                                      ProLogis (a)                                         73,664         4,003,638
                                                      Public Storage                                       34,746         2,807,129
                                                      Simon Property Group, Inc. (a)                       63,183         5,679,520
                                                      Vornado Realty Trust                                 37,963         3,340,744
                                                                                                                    ---------------
                                                                                                                         36,906,256
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate Management                                CB Richard Ellis Group, Inc. (b)                     52,391         1,005,907
& Development - 0.0%
-----------------------------------------------------------------------------------------------------------------------------------
Road & Rail - 1.1%                                    Burlington Northern Santa Fe Corp.                   82,402         8,231,136
                                                      CSX Corp.                                           113,810         7,148,406
                                                      Norfolk Southern Corp.                              105,602         6,618,077
                                                      Ryder System, Inc.                                   16,147         1,112,205
                                                      Union Pacific Corp.                                 145,210        10,963,355
                                                                                                                    ---------------
                                                                                                                         34,073,179
-----------------------------------------------------------------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment - 2.5%       Advanced Micro Devices, Inc. (a)(b)                 170,582           994,493
                                                      Altera Corp.                                         84,204         1,743,023
                                                      Analog Devices, Inc.                                 81,498         2,589,191
                                                      Applied Materials, Inc. (a)                         380,880         7,270,999
                                                      Broadcom Corp. Class A (b)                          125,664         3,429,371
                                                      Intel Corp.                                       1,609,753        34,577,494
                                                      KLA-Tencor Corp.                                     47,766         1,944,554
                                                      LSI Corp. (b)                                       179,275         1,100,749
                                                      Linear Technology Corp.                              62,369         2,031,358
                                                      MEMC Electronic Materials, Inc. (b)                  64,000         3,938,560
                                                      Microchip Technology, Inc.                           52,000         1,588,080
                                                      Micron Technology, Inc. (b)                         213,943         1,283,658
                                                      National Semiconductor Corp.                         60,634         1,245,422
                                                      Novellus Systems, Inc. (b)                           28,092           595,269
                                                      Nvidia Corp. (b)                                    155,911         2,918,654
                                                      Teradyne, Inc. (b)                                   52,161           577,422
                                                      Texas Instruments, Inc. (a)                         371,712        10,467,410
                                                      Xilinx, Inc.                                         78,526         1,982,782
                                                                                                                    ---------------
                                                                                                                         80,278,489
-----------------------------------------------------------------------------------------------------------------------------------
Software - 3.5%                                       Adobe Systems, Inc. (b)                             149,476         5,887,860
                                                      Autodesk, Inc. (b)                                   62,923         2,127,427
                                                      BMC Software, Inc. (b)                               53,689         1,932,804
                                                      CA, Inc.                                            109,724         2,533,527

See Notes to Financial Statements.

Master S&P 500 Index Series of Quantitative Master Series LLC
Schedule of Investments June 30, 2008 (Unaudited)
                                     (Percentages shown are based on Net Assets)

Industry                                              Common Stocks                                      Shares          Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Citrix Systems, Inc. (b)                             51,598   $     1,517,497
                                                      Compuware Corp. (b)                                  78,371           747,659
                                                      Electronic Arts, Inc. (b)                            89,482         3,975,685
                                                      Intuit, Inc. (b)                                     90,196         2,486,704
                                                      Microsoft Corp.                                   2,250,887        61,921,901
                                                      Novell, Inc. (b)                                    102,631           604,497
                                                      Oracle Corp. (b)                                  1,114,719        23,409,099
                                                      Symantec Corp. (b)                                  236,118         4,568,883
                                                                                                                    ---------------
                                                                                                                        111,713,543
-----------------------------------------------------------------------------------------------------------------------------------
Specialty Retail - 1.5%                               Abercrombie & Fitch Co. Class A                      24,382         1,528,264
                                                      AutoNation, Inc. (b)                                 41,013           410,950
                                                      AutoZone, Inc. (b)                                   12,064         1,459,865
                                                      Bed Bath & Beyond, Inc. (a)(b)                       72,766         2,044,725
                                                      Best Buy Co., Inc.                                   97,257         3,851,377
                                                      GameStop Corp. Class A (b)                           45,400         1,834,160
                                                      The Gap, Inc.                                       126,199         2,103,737
                                                      Home Depot, Inc.                                    476,873        11,168,366
                                                      Limited Brands, Inc.                                 84,243         1,419,495
                                                      Lowe's Cos., Inc.                                   411,389         8,536,322
                                                      Office Depot, Inc. (b)                               77,647           849,458
                                                      RadioShack Corp.                                     36,429           446,984
                                                      The Sherwin-Williams Co.                             27,748         1,274,466
                                                      Staples, Inc.                                       197,293         4,685,709
                                                      TJX Cos., Inc.                                      119,372         3,756,637
                                                      Tiffany & Co.                                        35,363         1,441,042
                                                                                                                    ---------------
                                                                                                                         46,811,557
-----------------------------------------------------------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods - 0.4%               Coach, Inc. (b)                                      95,908         2,769,823
                                                      Jones Apparel Group, Inc.                            30,267           416,171
                                                      Liz Claiborne, Inc.                                  27,740           392,521
                                                      Nike, Inc. Class B                                  106,655         6,357,705
                                                      Polo Ralph Lauren Corp.                              16,218         1,018,166
                                                      VF Corp.                                             24,594         1,750,601
                                                                                                                    ---------------
                                                                                                                         12,704,987
-----------------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance - 0.5%                     Countrywide Financial Corp. (a)                     161,845           687,841
                                                      Fannie Mae (a)                                      299,151         5,836,436
                                                      Freddie Mac                                         181,719         2,980,192
                                                      Hudson City Bancorp, Inc.                           145,919         2,433,929
                                                      MGIC Investment Corp. (a)                            26,644           162,795
                                                      Sovereign Bancorp, Inc. (a)                         134,765           991,870
                                                      Washington Mutual, Inc. (a)                         297,659         1,467,459
                                                                                                                    ---------------
                                                                                                                         14,560,522
-----------------------------------------------------------------------------------------------------------------------------------
Tobacco - 1.6%                                        Altria Group, Inc.                                  588,537        12,100,321
                                                      Lorillard, Inc. (b)                                  48,900         3,381,924
                                                      Philip Morris International, Inc.                   592,737        29,275,280
                                                      Reynolds American, Inc.                              47,461         2,215,005
                                                      UST, Inc.                                            41,526         2,267,735
                                                                                                                    ---------------
                                                                                                                         49,240,265
-----------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Master S&P 500 Index Series of Quantitative Master Series LLC
Schedule of Investments June 30, 2008 (Unaudited)
                                     (Percentages shown are based on Net Assets)

Industry                                              Common Stocks                                      Shares          Value
-----------------------------------------------------------------------------------------------------------------------------------
Trading Companies & Distributors - 0.0%               W.W. Grainger, Inc.                                  18,292   $     1,496,286
-----------------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication                            American Tower Corp. Class A (b)                    111,400         4,706,650
Services - 0.4%                                       Sprint Nextel Corp.                                 801,352         7,612,844
                                                                                                                    ---------------
                                                                                                                         12,319,494
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Total Common Stocks                                             3,139,107,064
                                                      (Cost - $2,686,753,272) - 99.5%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Beneficial
                                                                                                        Interest
                                                      Short-Term Securities                               (000)
-----------------------------------------------------------------------------------------------------------------------------------
                                                      BlackRock Liquidity Series, LLC Cash Sweep
                                                      Series, 2.56% (c)(e)                             $   19,004        19,003,784
                                                      BlackRock Liquidity Series, LLC Money
                                                      Market Series, 2.70% (c)(e)(f)                      258,804       258,804,027
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Total Short-Term Securities                                       277,807,811
                                                      (Cost - $277,807,811) - 8.8%
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Total Investments
                                                      (Cost - $2,964,561,083*) - 108.3%                               3,416,914,875

                                                      Liabilities in Excess of Other Assets - (8.3%)                   (261,237,310)
                                                                                                                    ---------------
                                                      Net Assets - 100.0%                                           $ 3,155,677,565
                                                                                                                    ===============

* The cost and unrealized appreciation (depreciation) of investments, as of June 30, 2008, as computed for federal income tax purposes, were as follows:

      Aggregate cost                                            $ 2,436,265,656
                                                                ===============
      Gross unrealized appreciation                             $ 1,218,348,868
      Gross unrealized depreciation                                (237,699,649)
                                                                ---------------
      Net unrealized appreciation                               $   980,649,219
                                                                ===============

(a)   Security, or a portion of security, is on loan.
(b)   Non-income producing security.
(c) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      -----------------------------------------------------------------------------------------------------------------------
                                                               Purchase         Sale            Realized    Interest/Dividend
      Affiliate                                                  Cost           Cost              Loss           Income
      -----------------------------------------------------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC Cash Sweep Series      $15,346,892*             --               --     $   163,729
      BlackRock Liquidity Series, LLC Money Market Series             --     $93,760,873**             --     $ 1,177,687
      Merrill Lynch & Co., Inc.                              $ 2,132,408     $   923,119      $  (265,882)    $   185,527
      The PNC Financial Services Group, Inc.                 $   262,005     $   560,987      $   (85,126)    $   129,834
      -----------------------------------------------------------------------------------------------------------------------
      *  Represents net purchase cost.
      ** Represents net sale cost.

See Notes to Financial Statements.

Master S&P 500 Index Series of Quantitative Master Series LLC
Schedule of Investments June 30, 2008 (Unaudited)

(d) All, or a portion of security pledged as collateral in connection with open financial futures contracts.
(e)   Represents the current yield as of report date.
(f)   Security was purchased with the cash proceeds from securities loans.
o For Series compliance purposes, the Series industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.
o     Financial futures contracts purchased as of June 30, 2008 were as follows:

      -------------------------------------------------------------------------------------
                                          Expiration            Face           Unrealized
      Contracts         Issue                Date              Value          Depreciation
      -------------------------------------------------------------------------------------
         66          S&P 500 Index      September 2008      $ 22,318,867      $ (1,180,717)
      -------------------------------------------------------------------------------------

o Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

            o Level 1 - price quotations in active markets/exchanges for identical securities

            o Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

            o Level 3 - unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Series own assumption used in determining the fair value of investments)

      The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Series' policy regarding valuation of investments and other significant accounting policies, please refer to
      Note 1 of the Notes to Financial Statements.

      The following table summarizes the inputs used as of June 30, 2008 in determining the fair valuation of the Fund's investments:

      --------------------------------------------------------------------------
      Valuation                           Investments in         Other Financial
      Inputs                                Securities             Instruments*
      --------------------------------------------------------------------------
      Level 1                           $   3,139,107,064         $ (1,180,717)
      Level 2                                 277,807,811                   --
      Level 3                                          --                   --
      --------------------------------------------------------------------------
      Total                             $   3,416,914,875         $ (1,180,717)
                                        ========================================
      * Other financial instruments are futures.


See Notes to Financial Statements.

            (b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Index Equity Portfolio of BlackRock Funds and Master S&P 500 Index Series of Quantitative Master Series LLC


By: /s/ Donald C. Burke
    -------------------
    Donald C. Burke
    Chief Executive Officer of
    Index Equity Portfolio of BlackRock Funds and
    Master S&P 500 Index Series of Quantitative Master Series LLC

Date: August 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Donald C. Burke
    -------------------
    Donald C. Burke
    Chief Executive Officer (principal executive officer) of
    Index Equity Portfolio of BlackRock Funds and
    Master S&P 500 Index Series of Quantitative Master Series LLC

Date: August 22, 2008


By: /s/ Neal J. Andrews
    -------------------
    Neal J. Andrews
    Chief Financial Officer (principal financial officer) of
    Index Equity Portfolio of BlackRock Funds and
    Master S&P 500 Index Series of Quantitative Master Series LLC

Date: August 22, 2008